                                                                   EXHIBIT 10.24

NOTE: CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPERATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                 CD RADIO INC.

                      PREFERRED STOCK INVESTMENT AGREEMENT


                 PREFERRED STOCK INVESTMENT AGREEMENT ("AGREEMENT") dated as of October 23, 1996 between CD Radio Inc., a Delaware corporation ("CDRD"), and each entity listed as an investor on Schedule I attached to this Agreement (each individually an "INVESTOR" and collectively the "INVESTORS").

                              W I T N E S S E T H:

                 WHEREAS, CDRD desires to sell and issue to the Investors, and the Investors wish to purchase from CDRD, up to an aggregate of [Confidential Portion Omitted] shares of CDRD's 5% Delayed Convertible Preferred Stock having the rights, designations and preferences set forth in the Certificate of Designations of CDRD (the "CERTIFICATE OF DESIGNATIONS") in the identical form and substance of Exhibit 1 attached to this Agreement (the "PREFERRED SHARES"), on the terms and conditions set forth in this Agreement;

                 WHEREAS, CDRD initially desires to sell to the Investors up to [Confidential Portion Omitted] of the Preferred Shares ("FIRST CLOSING SHARES") in the event that it, or its subsidiary, receives notice with respect to the authority to provide satellite digital audio radio services ("SATELLITE DARS LICENSE") that either: (i) the Federal Communications Commission ("FCC") has issued an order stating that CDRD has been chosen to receive a Satellite DARS License by virtue of its having been designated a pioneer and will not need to participate in competitive bidding for such license (the "PIONEER'S PREFERENCE ORDER"); or (ii) [Confidential portion omitted] all on the terms and conditions set forth in this Agreement;

                 WHEREAS, CDRD will have the option to sell to the Investors a number of Preferred Shares equal to the number of First Closing Shares ("SECOND CLOSING SHARES") after the First Closing Shares have been sold, subject to the terms and conditions set forth in this Agreement;

                 WHEREAS, the Preferred Shares will be convertible into shares of common stock, par value $.001, of CDRD ("COMMON SHARES") and the Investors will have registration rights with respect to such Common Shares issuable upon conversion, and the Preferred Shares will be subject to certain rights of redemption of CDRD;

                 NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                     PURCHASE AND SALE OF PREFERRED SHARES

                 Section 1.1 Purchase and Sale of Preferred Shares. Upon the following terms and conditions, CDRD shall issue and sell to each Investor severally, and each Investor severally shall purchase from CDRD, the number of First Closing Shares and Second Closing Shares indicated next to such Investor's name on Schedule I attached hereto.

                 Section 1.2 Purchase Price. The purchase price for the Preferred Shares (the "PURCHASE PRICE") shall be [Confidential Portion Omitted] per share; provided, however, that if any Warrants (as defined below) are issued pursuant to Section 3.2, the Purchase Price shall be allocated between the Preferred Shares and the Warrants such that the Warrants (or fraction thereof) issuable to Investors for each Preferred Share shall be deemed to have a purchase price of $0.05.

                 Section 1.3 The First Closing. (a) The closing of the purchase and sale of the First Closing Shares (the "FIRST CLOSING"), shall take place at the offices of the Investors' counsel:

                          (i)  at 10:00 am., local time on the latest of:

                                  (A)  the earlier of the date:  (1) five
                                  business days after the Investors receive notice from CDRD that the FCC has adopted the Pioneer's Preference Order or (2) on which the funds placed in the Escrow Account (as defined below) are released in accordance with the terms and conditions of the Escrow Agreement (as defined below) in connection with a Winning Bid; and

                                  (B)  the date on which the last to be
                                  fulfilled or waived of the conditions set forth in Article IV hereof and applicable to the First Closing shall be fulfilled or waived in accordance herewith; or

                          (ii) at such other time and place and/or on such other date as all of the Investors and CDRD may agree.

The date on which the First Closing occurs is referred to herein as the "FIRST CLOSING DATE."

                          (b)     On the First Closing Date, CDRD shall deliver
to each Investor certificates (with the number of and denomination of such certificates designated by such Investor) representing the First Closing Shares and, if Warrants are then issuable pursuant to Section 3.2, such Warrants, purchased by such Investor under this Agreement registered in the name of such Investor (or its nominee) or deposit such First Closing Shares and Warrants, if any, into accounts designated by such Investor, and such Investor shall deliver, or cause to be delivered, to CDRD the Purchase Price for the number of First Closing Shares and, if Warrants are then issuable pursuant to Section 3.2, such Warrants, purchased by such Investor under this Agreement, by wire transfer in immediately available funds, to such account as CDRD designates in writing to the Investors not later than 2 business days prior to the First Closing Date; provided that if the FCC shall not have adopted the Pioneer's Preference Order, such Purchase Price shall be paid into an escrow account ("ESCROW ACCOUNT") not later than the later of (x) 5 business days prior to the announced date, as specified in a written notice from CDRD to the Investors delivered not later than 2 business days prior to the date such payment is to be made, of the FCC auction of Satellite DARS Licenses and (y) the date on which the last to be fulfilled or waived of the conditions set forth in Section 4.2(a), (b), (c),
(d), (f)(i), (g) and (j)(i) through (vii) hereof and applicable to the First Closing Date shall be fulfilled or waived in accordance herewith in each case (the "ESCROW DATE"), pursuant to the terms of that certain Escrow Agreement between CDRD and the escrow agent named therein ("ESCROW AGENT") substantially in the form of Exhibit 2 ("ESCROW AGREEMENT"); provided further that if the Purchase Price is required to be paid into the Escrow Account as specified in the immediately preceding proviso, CDRD shall deliver to the Investors copies of all documents and certificates required to be delivered to the Escrow Agent at least 2 business days prior to release of funds held in escrow as a condition to release of funds held in escrow in accordance with the Escrow Agreement. The Escrow Account shall be maintained at a financial institution reasonably acceptable to the Investors and shall be an interest bearing account, and the Escrow Agent shall be reasonably acceptable to the Investors.

                          (c)     On the First Closing Date, CDRD shall pay
the following fees:

                                  (i)  the fees of the Escrow Agent; and

                                  (ii) a funding fee to each Investor in the amount of 2% of the aggregate amount of the Purchase Price paid or payable by such Investor for the First Closing Shares and Warrants, if any, which funding fee shall be paid directly or from amounts held under the Escrow Agreement in accordance with the terms and conditions of the Escrow Agreement.

                 Section 1.4 The Second Closing. (a) The closing of the purchase and sale of the Second Closing Shares (the "SECOND CLOSING"), shall take place at the offices of the Investors' counsel, at 10:00 am., local time on:

                          (i)  the latest of:

                                  (A)  ten days after written notice from CDRD
                                  electing to sell the Second Closing Shares to Investors ("SECOND CLOSING NOTICE"), which Second Closing Notice shall be delivered to the Investors not earlier than the First Closing Date and not later than fifteen days after the First Closing Date; and

                                  (B)      the date on which the last to be
                                  fulfilled or waived of the conditions set forth in Article IV hereof and applicable to the Second Closing shall be fulfilled or waived in accordance herewith, provided such date is not later than 35 days after the First Closing Date; or

                          (ii) such other time and place and/or on such other date as the Investors and CDRD may agree.

The date on which the Second Closing occurs is referred to herein as the "SECOND CLOSING DATE."

                          (b)     On the Second Closing Date, if any, CDRD
shall deliver to each Investor certificates (with the number of and denomination of such certificates designated by such Investor) representing the Second Closing Shares and, if Warrants are then issuable pursuant to Section 3.2, such Warrants, purchased by such Investor under this Agreement registered in the name of such Investor (or its nominee) or deposit such Second Closing Shares and Warrants, if any, into accounts designated by such Investor, and such Investor shall deliver to CDRD the Purchase Price for the number of Second Closing Shares and Warrants, if any, purchased by such Investor under this Agreement by wire transfer in immediately available funds to such account as CDRD designates in writing to the Investors not later than two business days prior to the Second Closing Date.

                 Section 1.5      Covenant to Register.

                          (a)     For purposes of this Agreement, unless the
context otherwise requires, the following definitions shall apply:

                                  (i)  The terms "REGISTER," "REGISTERED," and
"REGISTRATION" refer to a registration under the Securities Act of 1933, as amended (the "ACT"), effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                                  (ii)  The term "REGISTRABLE SECURITIES" means
the securities issuable upon conversion of the Preferred Shares sold to Investors by CDRD (other than Preferred Shares issuable upon exercise of the Libra Warrant (as defined in Section 7.1)), or otherwise issuable pursuant to the Certificate of Designations, and any securities of CDRD or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Preferred Shares sold to Investors by CDRD, which are held by a holder of Registrable Securities and which (i) have not been resold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or (ii) are ineligible for resale pursuant to Rule 144(k) under the Act. For purposes of this Agreement, securities will be considered ineligible for resale pursuant to Rule 144(k) under the Act unless CDRD's transfer agent has accepted an instruction from CDRD specifying that such securities are eligible for sale pursuant to Rule 144(k).

                                  (iii)  The term "HOLDER OF REGISTRABLE
SECURITIES" means any Investor, and any subsequent holder of Preferred Shares or Registrable Securities that purchases in the aggregate, including purchases by funds or entities affiliated with such holder or managed by the same manager or advised by the same advisor as such holder, at least the lesser of (1) 10,000 of the Preferred Shares (or Underlying Shares (as defined below) issued upon the conversion of at least 10,000 Preferred Shares) sold to Investors by CDRD, (2) an amount equal to all of the Preferred Shares sold to an Investor by CDRD (or Underlying Shares issued upon conversion of all such Preferred Shares), and (3) all Preferred Shares (or
Underlying Shares issued upon conversion of all such Preferred Shares) then held by an Investor.

                          (b)     (i)  CDRD shall, as expeditiously as possible
following the First Closing, file a "shelf" registration statement with the SEC pursuant to Rule 415 of the Act on Form S-3, or if Form S-3 is not then available, another appropriate form, covering all the Registrable Securities (the "INITIAL REGISTRATION"), and shall use its best efforts to cause such "shelf" registration statement to become effective by the later of (A) the [Confidential Portion Omitted] calendar day after the First Closing Date and
(B) February 15, 1997 (the "INITIAL REGISTRATION DEADLINE"). CDRD shall provide holders of Registrable Securities reasonable opportunity to review any such registration statement or amendment or supplement thereto prior to the filing thereof, but in no event shall such period exceed seven days, and CDRD shall not file any such registration statement, amendment or supplement to which any holder of Registrable Securities shall reasonably have objected. If the Registrable Securities are registered initially on a form other than Form S-3, CDRD shall use its best efforts to register the Registrable Securities on Form S-3 as soon as use of such form is permissible.

                                  (ii)  Subject to Section 1.5(b)(iii) below,
CDRD may suspend the effectiveness of the registration statement or the use of any prospectus used in connection with any such registration effected pursuant to this Subsection (b) only in the event, and for such period of time as, CDRD concludes in its reasonable judgment is required by applicable securities laws or the rules and regulations of the Securities and Exchange Commission ("SEC"). CDRD will use its best efforts to cause such suspension to terminate at the earliest possible date; provided that CDRD shall be permitted to maintain such suspension if, and only for so long as, the Board of Directors of CDRD shall, in good faith, determine that the failure to maintain such suspension is reasonably likely to be seriously detrimental (excluding detriment resulting from the price of the Common Stock or conversion of the Preferred Shares) to CDRD or would interfere with a material transaction CDRD is then contemplating.

                                  (iii)  If (A) the registration statement
covering all Registrable Securities is not effective by the later of (1) the [Confidential Portion Omitted] calendar day after the First Closing Date and
(2) February 15, 1997, (B) at any time after the later of (1) the [Confidential Portion Omitted] calendar day after the First Closing Date and (2) February 15, 1997, (x) CDRD fails to have a sufficient number of shares of Common Shares authorized or reserved to permit conversion of all of the then-outstanding Preferred Shares, (y) CDRD fails, for any reason, to honor any request for conversion of Preferred Shares except as permitted by the terms and conditions of Section 4 of the Certificate of Designations, or (z) the Common Shares fail to continue to be listed on the NASDAQ Small Capitalization Market, the NASDAQ National Market, the New York Stock Exchange or the American Stock Exchange, or
(C) at any time after the registration statement has been declared effective, the SEC suspends the effectiveness of the registration statement or CDRD suspends the use of the prospectus used in connection with such registration statement for more than 60 cumulative days (the "CUMULATIVE SUSPENSION") in the aggregate in any twelve-month period (taking into account all such suspensions) then CDRD shall (in addition to any other remedies available to such holders at law or equity, including pursuant to the provisions of Section 7.2(a)) pay to each (in the case of (B) above) holder of Preferred Shares and (in the case of (A) or (C) above) holder of Registrable Securities (other than, in the case of
(A) above, any holder all of whose shares of Registrable

Securities were included in a registration statement declared effective by the date therein specified) a cash payment (the "REGISTRATION PAYMENT AMOUNT") in an amount per share equal to 3% of the Liquidation Preference (as defined in the Certificate of Designations) for all Preferred Shares or the equivalent in securities issued or issuable upon conversion (the "UNDERLYING SHARES") then held by such holder for each cumulative 30-day period thereafter until such registration statement is effective or such failure is rectified, or during which the effectiveness of the registration statement or use of the prospectus shall be suspended (taking into account all such suspensions); provided, however, that if (A) the registration statement with respect to the Qualifying Offering (as defined in the Certificate of Designations) is not declared effective on or before the fifth business day following the expected effective date specified in the Effective Date Notice (as defined in the Certificate of Designations), and (B) the Lock-up Request (as defined in the Certificate of Designations) requests that the Lock-up is to become effective prior to the effective date of the registration statement, then the number of days comprising the Cumulative Suspension Days shall be reduced by one day for each day that holders of Registrable Securities are subject to the Lock-up (as defined in the Certificate of Designations). Such cash payments shall accrue at the rate of 1/30th of Registration Payment Amount per day during which such event occurs. Any cash payment required to be made pursuant to this subsection
(iii) shall be due and payable within 10 days of the end of any month in which any such event occurs.

                          (c)     Whenever required under this Section to
effect the registration of any Registrable Securities, including without limitation, the Initial Registration, CDRD shall, as expeditiously as reasonably possible:

                                  (i)  Prepare and file with the SEC a
registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as provided in
Section 1.5(b)(i), and upon the request of any holder of Registrable Securities keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement, or, if earlier, until such Registrable Securities may be sold under Rule 144(k) (provided that CDRD's transfer agent has accepted an instruction from CDRD to such effect).

                                  (ii)  Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and notify the holders of Registrable Securities of the filing and effectiveness of such registration statement and any amendments or supplements; provided that CDRD shall not be obligated to file more than two such supplements in any 30-day period to the extent they relate solely to a transfer by a holder of Registrable Securities.

                                  (iii)  Furnish to each holder of Registrable
Securities such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the registration statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities; provided that CDRD shall not be obligated to furnish more than two such supplements in any 30-day period to the extent they relate solely to a transfer by a holder of Registrable Securities.

                                  (iv)  Use its best efforts to register and
qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities, provided that CDRD shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                                  (v)  Notify each holder of Registrable
Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts, subject to Section 1.5(b)(ii), promptly to update and/or correct such prospectus.

                                  (vi)  In connection with an underwritten
offering, furnish, at the request of any holder of Registrable Securities, (1) an opinion of counsel of CDRD, dated the closing date of such offering, in form and substance reasonably satisfactory to such holder and its counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by CDRD in connection with the authorization, issuance and registration thereof, and (2) a letter or letters of CDRD's independent public accountants in form and substance reasonably satisfactory to the holder, such holder's lead underwriter and their respective counsel, in each case, covering such matters as would customarily be covered in an underwritten public offering.

                                  (vii)  Use its best efforts to list the
Registrable Securities covered by such registration statement with any securities exchange or market on which the Common Shares are then listed.

                                  (viii)  Make available for inspection by the
holder of Registrable Securities, upon request, all SEC Documents (as defined below) filed subsequent to the First Closing and require CDRD's officers, directors and employees to supply all information reasonably requested by any holder of Registrable Securities in connection with such registration statement.

                                  (ix)  Subject to any Lock-up in effect,
permit any offering to be underwritten by an underwriter of recognized national standing that is (A) selected by holders of a majority in interest of Preferred Shares and Registrable Securities the holders of which have requested to be included in a registration of CDRD securities and (B) reasonably acceptable to CDRD, and enter into such agreements with such underwriter (including agreements to indemnify) and cause delivery of such legal opinions and letters of independent public accountants as is customary in underwritten public offerings in accordance with clause (vi), in each case, at CDRD's expense; provided that any such request may not be made prior to the earlier of (Y) completion of the Qualifying Offering and (Z) October 16, 1997.

                          (d)     Each holder of Registrable Securities will
furnish to CDRD in connection with any registration under this Section such information regarding itself, the Registrable Securities and other securities of CDRD held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities. Each Investor shall provide such data promptly upon request made by CDRD after the First Closing. The intended method of disposition (Plan of Distribution) of such securities as so provided by any Investor shall be included without alteration in the registration statement covering the Registrable Securities and shall not be changed without the written consent of such Investor.

                          (e)     (i)  CDRD shall indemnify, defend and hold
harmless each holder of Registrable Securities that is included in a registration statement pursuant to the provisions of Subsection (b) (each, a "SELLING SHAREHOLDER") and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Act) (each, a "HOLDER INDEMNIFIED PARTY") from and against, and shall reimburse such Holder Indemnified Party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("LIABILITIES") to which such Holder Indemnified Party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that CDRD shall not be liable with respect to any Selling Shareholder in any such case to the extent that any such liability arises out of or is based upon an untrue statement or omission so made in such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto in reliance upon and in strict conformity with written information furnished in an instrument duly executed by such Selling Shareholder specifically for use in the registration statement; provided further, that CDRD shall not be liable with respect to any Selling Shareholder in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission made in any preliminary prospectus if (A) such Selling Shareholder under an obligation to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities that are the subject thereof from such Selling Shareholder failed to do so and (B) the prospectus would have completely corrected such untrue statement or omission and if, having previously been furnished by or on behalf of CDRD with copies of the prospectus so correcting such untrue statement or omission, and if having been obligated to deliver such prospectus such Selling Shareholder thereafter failed to deliver such prospectus prior to or concurrently with the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities that are the subject thereof from such Selling Shareholder; and provided further, that CDRD shall not be liable with respect to any Selling Shareholder in any such case to the extent that any Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of CDRD with copies of the prospectuses so amended or supplemented, having been advised by or on behalf of CDRD of such correction, and having been obligated to deliver such prospectuses, such Selling

Shareholder thereafter failed to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities to the person asserting such Liability who purchased such Registrable Securities that are the subject thereof from such Selling Shareholder.

                                  (ii)  In the event of any registration under
the Act of Registrable Securities pursuant to Subsection (b), each holder of such Registrable Securities hereby severally agrees to indemnify, defend and hold harmless CDRD, and its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Act) (each, a "CDRD INDEMNIFIED PARTY") from and against, and shall reimburse such CDRD Indemnified Party with respect to, any and all Liabilities to which such CDRD Indemnified Party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary, final or summary prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that such holders will be liable in any such case to the extent, and only to the extent, that any such liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto in reliance upon and in strict conformity with written information furnished in an instrument duly executed by such holder specifically for use in the preparation thereof; provided further that in no case shall any such holder be liable in any such case in an amount in excess of the net proceeds received by such holder upon the sale of Registrable Securities pursuant to such registration statement, prospectus or amendment or supplement thereto.

                                  (iii)  (A)  Promptly after receipt by any
Holder Indemnified Party of notice of the commencement of any action, such Holder Indemnified Party shall, if a claim in respect thereof is to be made against CDRD hereunder, notify CDRD in writing thereof but the omission so to notify CDRD shall not relieve CDRD from any Liability that it may have to the Holder Indemnified Party other than under this section and shall only relieve it from any Liability that it may have to the Holder Indemnified Party under this section if and to the extent CDRD is actually prejudiced by such omission. In case any such action shall be brought against any Holder Indemnified Party and such Holder Indemnified Party shall notify CDRD of the commencement thereof, CDRD shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Holder Indemnified Party, and, after notice from CDRD to the Holder Indemnified Party of its election so to assume and undertake the defense thereof CDRD shall not be liable to the Holder Indemnified Party under this section for any legal expenses subsequently incurred by the Holder Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both CDRD and such Holder Indemnified Party and the Holder Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to CDRD or if the interests of the Holder Indemnified Party reasonably may be deemed to conflict with the interests of CDRD, the Holder Indemnified Party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by CDRD as incurred. In clarification of the foregoing, CDRD shall pay the reasonable expenses and fees of one separate counsel whose selection is approved by the largest group of similarly situated Holder Indemnified Parties as measured by the aggregate par value or principal amount of such Registrable Securities owned by such group. Any Holder Indemnified Party who chooses not to be represented by the foregoing separate counsel shall be entitled, at its own expense, to be represented by counsel of its own selection.

                                  (B)  Promptly after receipt by any CDRD
Indemnified Party of notice of the commencement of any action, such CDRD Indemnified Party shall, if a claim in respect thereof is to be made against any holder of Registrable Securities hereunder, notify such holder of Registrable Securities in writing thereof but the omission so to notify such holder of Registrable Securities shall not relieve such holder of Registrable Securities from any Liability that it may have to the CDRD Indemnified Party other than under this section and shall only relieve it from any Liability that it may have to the CDRD Indemnified Party under this section if and to the extent such holder of Registrable Securities is actually prejudiced by such omission. In case any such action shall be brought against any CDRD Indemnified Party and such CDRD Indemnified Party shall notify such holder of Registrable Securities of the commencement thereof, such holder of Registrable Securities shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such CDRD Indemnified Party, and, after notice from such holder of Registrable Securities to the CDRD Indemnified Party of its election so to assume and undertake the defense such holder of Registrable Securities shall not be liable to the CDRD Indemnified Party under this section for any legal expenses subsequently incurred by the CDRD Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the holders of Registrable Securities and such CDRD Indemnified Party and the CDRD Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the holders of Registrable Securities or if the interests of the CDRD Indemnified Party reasonably may be deemed to conflict with the interests of the holders of Registrable Securities, the CDRD Indemnified Party together with all other defendant CDRD Indemnified Parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by such holders of Registrable Securities as incurred.

                          (f)     (i)  With respect to the inclusion of
Registrable Securities in a registration statement pursuant to Subsection (b), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by CDRD; provided, however, that any securityholders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred by them in connection with such registration.

                                  (ii)  The fees, costs and expenses of
registration to be borne by CDRD as provided in this Subsection (f) shall include, without limitation, all registration, filing and NASD fees, listing fees, printing expenses, fees and disbursements of counsel and accountants for CDRD, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Subject to appropriate agreements as to confidentiality, CDRD shall make available to counsel for the holders of Registrable Securities its documents and personnel for due diligence purposes. Except as otherwise provided herein, fees and disbursements of counsel and accountants for the selling securityholders shall be borne by the respective selling securityholders.

                          (g)     From and after the date of this Agreement,
CDRD shall not, nor shall it agree to allow the holders of any securities of CDRD to, include any of their respective securities in any registration statement filed by CDRD pursuant to Subsection (b) unless such inclusion will not reduce the amount of the Registrable Securities included therein or in any underwriting thereunder.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                 Section 2.1 Representations and Warranties of CDRD. CDRD hereby makes the following representations and warranties to each of the
Investors:

                          (a)     Organization and Qualification.  CDRD and
each of its subsidiaries is a corporation duly incorporated and existing in good standing under the laws of the state of its jurisdiction of incorporation and has the requisite corporate power to own its properties and to carry on its business as now being and contemplated to be conducted. CDRD does not have any subsidiaries other than Satellite CD Radio, Inc., which is wholly-owned by CDRD. CDRD and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any adverse effect on (i) the business, operations, properties, prospects or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity taken as a whole, or (ii) the ability of CDRD to perform its obligations hereunder or under any of the Certificate of Designations, the Escrow Agreement and the Warrants, if any (collectively, the "OPERATIVE AGREEMENTS).

                          (b)     Authorization; Enforcement.   (i) CDRD has
the requisite corporate power and authority to enter into and perform this Agreement and the other Operative Agreements, to issue the Preferred Shares in accordance with the terms of this Agreement, and to file the Certificate of Designations, (ii) the execution and delivery of this Agreement and the other Operative Agreements by CDRD and the consummation by it of the transactions contemplated hereby and thereby , including the issuance of the Preferred Shares and the filing of the Certificate of Designations, have been duly authorized by all necessary corporate action, and no further consent or authorization of CDRD or its Board of Directors or stockholders is required,
(iii) this Agreement has been, and, to the extent required to be executed and delivered pursuant to the terms of this Agreement, the other

Operating Agreements have been or will be, duly executed and delivered by CDRD, and (iv) this Agreement constitutes and, to the extent required to be executed and delivered pursuant to the terms of this Agreement, the other Operating Agreements constitute or will constitute, a valid and binding obligation of CDRD enforceable against CDRD in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                          (c)     Capitalization.  The authorized capital stock
of CDRD consists of no less than 50,000,000 Common Shares and no less than 10,000,000 shares of preferred stock; as of October 11, 1996, there are 10,184,748 Common Shares issued and outstanding (CDRD has also given an instruction to the transfer agent for the Common Shares for the issuance of an additional 50,643 Common Shares), all of which are listed on the NASDAQ Small Capitalization Market, and no shares of preferred stock issued and outstanding. All of the outstanding Common Shares have been validly issued and are fully paid and non-assessable. No Common Shares are entitled to preemptive rights. As of October 11, 1996, except as set forth on Schedule 2.1(c) attached to this Agreement, no Common Shares are entitled to registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of CDRD, or contracts, commitments, understandings or arrangements by which CDRD is or may become bound to issue additional shares of capital stock of CDRD or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of CDRD. CDRD has furnished or made available to the Investors true and correct copies of CDRD's by-laws as in effect on the date of this Agreement (the "BY-LAWS") and certificate of incorporation as in effect on the date of this Agreement (the "CERTIFICATE OF INCORPORATION").

                          (d)     Issuance of Preferred Shares.  The issuance
of the Preferred Shares has been duly authorized and, when paid for and issued in accordance with the terms hereof, the Preferred Shares shall be validly issued, fully paid and non-assessable, free and clear of any liens, claims or encumbrances, and entitled to the rights and preferences set forth in the Certificate of Designations. The Common Shares issuable upon conversion of the Preferred Shares or exercise of the Warrants, if any, are duly authorized and reserved for issuance and, upon issuance in accordance with the Certificate of Designations or Warrants, as applicable, will be listed on the NASDAQ Small Capitalization Market, the NASDAQ National Market, the New York Stock Exchange or the American Stock Exchange, and will be validly issued, fully paid and non-assessable, free and clear of all liens, claims, encumbrances and preemptive rights, and the holders shall be entitled to all rights and preferences accorded to a holder of Common Shares.

                          (e)     No Conflicts.  The execution, delivery and
performance of this Agreement by CDRD and the consummation by CDRD of the transactions contemplated hereby do not and will not (i) result in a violation of the Certificate of Designations, the Certificate of Incorporation or the By-Laws or the charter or bylaws of any subsidiary of CDRD, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in or create a lien under, any agreement, indenture or instrument to which CDRD or any of its subsidiaries is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to CDRD or any of its subsidiaries or by which any property or asset of CDRD or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investors and not to CDRD. CDRD is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing (except for informational filings necessary to maintain the continuing accuracy of CDRD's application before the
FCC), or registration (other than SEC registrations required pursuant to this Agreement or any approvals that may be required by the FCC in connection with the conversion of the Preferred Shares or the exercise of the Warrants) with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Preferred Shares, the Warrants, if any, and the Common Shares in accordance with the terms of this Agreement, provided that, for purposes of the representation made in this sentence, CDRD is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

                          (f)     SEC Documents; Financial Statements.  The
Common Shares of CDRD are registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and CDRD has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by CDRD with the SEC (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC DOCUMENTS"). CDRD has delivered or made available to the Investors true and complete copies of all SEC Documents (including, without limitation, proxy information and solicitation materials and registration statements) filed with the SEC since December 31, 1995 and all annual SEC Documents filed with the SEC since December 31, 1994. CDRD has not provided to the Investor any information that, according to applicable law, rule or regulation, is required to have been disclosed publicly by CDRD but that has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and other Federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of CDRD included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect to such requirements. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of CDRD and its subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                          (g)     No Material Adverse Change.  Since June 30,
1996, the date through which the most recent quarterly report of CDRD on Form 10-Q has been prepared and filed with the SEC, a copy of which is included in the SEC Documents, no Material Adverse Effect has occurred or exists with respect to CDRD or its subsidiaries, except as otherwise disclosed or reflected in other SEC Documents prepared through or as of a date subsequent to June 30, 1996. Notwithstanding the foregoing, no event described in Section 4.2(j)(i) through (vii) has occurred and is continuing.

                          (h)     Legal Proceedings.  There are no actions,
suits, proceedings, arbitrations or investigations by any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any state, county, city or other political subdivision pending or, to the knowledge of CDRD, threatened against, relating to or affecting CDRD or any of its subsidiaries which could reasonably be expected, individually or in the aggregate with other such actions or proceedings, to have a Material Adverse Effect; provided that except as otherwise provided in this Agreement, it is expressly recognized that CDRD is involved in proceedings with the FCC related to obtaining a Satellite DARS License, and the results of such proceedings, whether favorable or not, shall be deemed to not have a Material Adverse Effect for purposes of this Section 2.1(h).

                          (i)     Compliance With Laws and Orders.  The
business of CDRD and its subsidiaries is not being conducted in violation of any law, ordinance or regulations of any governmental entity, or any order of any governmental or regulatory authority except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect.

                          (j)     No Undisclosed Liabilities.  CDRD and its
subsidiaries have no liabilities or obligations not disclosed in the SEC Documents, other than those incurred in the ordinary course of CDRD's or its subsidiaries' respective businesses since June 30, 1996, or which, individually or in the aggregate, do not or would not have a Material Adverse Effect on CDRD or its subsidiaries.

                          (k)     No Undisclosed Events or Circumstances.  No
event or circumstance has occurred or exists with respect to CDRD or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement by CDRD but that has not been so publicly announced or disclosed.

                          (l)     No General Solicitation.  Neither CDRD, nor
any of its affiliates, or, to its knowledge, any person acting on its or their behalf (including Libra Investments, Inc. (the "PLACEMENT AGENT")), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Preferred Shares and Warrants, if any.

                          (m)     No Integrated Offering.  Neither CDRD, nor
any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Preferred Shares under the Act.

                          (n)     Brokers.  CDRD has taken no action that would
give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any or all of the Investors relating to this Agreement or the transactions contemplated hereby, except for amounts owing to the Placement Agent and Batchelder & Partners ("B&P"), which amounts shall be paid by CDRD.

                          (o)     Intellectual Property.  CDRD does not know of
any patents, copyrights or trademarks ("INTELLECTUAL PROPERTY") that CDRD (and/or its wholly-owned subsidiaries) does not own or have a license to use or that it (and/or they) will be unable to acquire on reasonable terms, that are necessary to conduct the business of CDRD and its subsidiaries as it is now being conducted or as proposed to be conducted. To the best of CDRD's knowledge, except as described in the SEC Documents, such Intellectual Property is (or will be) valid and enforceable and the use of such Intellectual Property by CDRD and/or its subsidiaries does not (or will not) infringe upon or conflict with any rights of any third party and neither CDRD nor any of its subsidiaries has received notice of any such infringement or conflict, and neither CDRD nor any of its subsidiaries has any knowledge of any infringement of its respective Intellectual Property by any third party.

                          (p)     [Confidential Portion Omitted]

                 Section 2.2 Representations and Warranties of the Investors. Each of the Investors, severally and not jointly, hereby makes the following representations and warranties to CDRD:

                          (a)     Authorization; Enforcement.  (i) Such
Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Preferred Shares and Warrants, if any, being sold to it hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and (iii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                          (b)     No Conflicts.  The execution, delivery and
performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

                          (c)     Investment Representation.  Such Investor is
purchasing the Preferred Shares for its own account and not with a view to distribution in violation of any securities laws. Such Investor has no present intention to sell the Preferred Shares and such

Investor has no present arrangement (whether or not legally binding) to sell the Preferred Shares to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold the Preferred Shares for any minimum or other specific term and reserves the right to dispose of the Preferred Shares at any time in accordance with Federal and state securities laws applicable to such disposition.

                          (d)     Accredited Investor.  Such Investor is an
"accredited investor" as defined in Rule 501 promulgated under the Act. Such Investor has such knowledge and experience in financial and business matters in general and investments in particular, so that such Investor is able to evaluate the merits and risks of an investment in the Preferred Shares and to protect its own interests in connection with such investment. In addition (but without limiting the effect of CDRD's representations and warranties contained herein), such Investor has received such information as it considers necessary or appropriate for deciding whether to purchase the Preferred Shares pursuant hereto. Such Investor acknowledges that no representation or warranty is made by the Placement Agent or any persons representing the Placement Agent with respect to CDRD or the sale of the Preferred Shares.

                          (e)     Rule 144.  Such Investor understands that
there is no public trading market for the Preferred Shares, that none is expected to develop, and that the Preferred Shares must be held indefinitely unless such Preferred Shares are converted into Common Shares or registered under the Act or an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

                          (f)     Brokers.  Such Investor has taken no action
that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by CDRD relating to this Agreement or the transactions contemplated hereby, except for amounts owing to the Placement Agent and B&P, which amounts shall be paid by CDRD.

                          (g)     Reliance by CDRD.  Such Investor understands
that the Preferred Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that CDRD is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Preferred Shares.

                                  ARTICLE III

                                   COVENANTS

                 Section 3.1 Registration and Listing. (a) Until the later of (i) three (3) years after all Preferred Shares have been exchanged into Common Shares and (ii) if any Warrants have been issued pursuant to
Section 3.2, four (4) years after all Warrants have been exercised, CDRD will cause the Common Shares to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act and to not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend CDRD's reporting and filing obligations under said act. Until the later of (i) three (3) years after all Preferred Shares have been exchanged into Common Shares and (ii) if any Warrants have been issued pursuant to
Section 3.2, four (4) years after all Warrants have been exercised, CDRD will take all action within its power to continue the listing or trading of the Common Shares on the NASDAQ Small Capitalization Market, the NASDAQ National Market, the New York Stock Exchange or the American Stock Exchange, and comply in all respects with CDRD's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ and any exchange where the Common Shares are traded. CDRD will not become a NASDAQ National Market or New York Stock Exchange or American Stock Exchange listed company unless CDRD has first obtained requisite shareholder approval concerning the issuance of Common Shares upon conversion of the Preferred Shares in accordance with any obligations of CDRD under any applicable agreements with the NASD or NASDAQ.

                                  (b)      CDRD shall notify the SEC and NASD,
in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Preferred Shares and Common Shares issuable upon conversion thereof to any Investor or subsequent holder.

                 Section 3.2 Warrants. In the event CDRD or its subsidiary obtains the right to purchase a Satellite DARS License (by grant of the Pioneer's Preference Order from the FCC or by submission of a Winning Bid) and the purchase price payable by CDRD for such license exceeds [Confidential Portion Omitted], CDRD promptly shall issue to the Investors warrants in the form of Exhibit 3 (the "WARRANTS") to purchase a number of Common Shares, at an exercise price of [Confidential Portion Omitted] per share, in an amount equal to [Confidential Portion Omitted] multiplied by the quotient of (i) the number of First Closing Shares divided by (ii) [Confidential Portion Omitted], for each [Confidential Portion Omitted] increment (or portion thereof) by which such purchase price exceeds [Confidential Portion Omitted]. The Warrants shall be allocated among the Investors pro rata based on the number of Preferred Shares specified on Schedule I for each Investor.

                 Section 3.3 Increase in Authorized Shares. CDRD shall cause its number of authorized Common Shares to be increased to at least 100,000,000 on or before the later of (a) February 15, 1997 and (b) the [Confidential Portion Omitted] calendar day after the First Closing Date. CDRD shall at all times reserve and keep out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Preferred Shares and exercise of the Warrants, if any, at least such number ("MINIMUM RESERVE NUMBER") that is the greater of (x) 10,000,000 Common Shares (subject to appropriate adjustment for stock splits, stock dividends and similar events) and (y) 1.5 times the number of its Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares and exercise of all outstanding Warrants, if any. If (i) the number of authorized Common Shares is not so increased by such date, or (ii) the number of Common Shares is not so reserved at any time, then CDRD shall, in addition to any other remedies available to such holders at law or equity, pay each holder of Preferred Shares a cash payment in an amount per share equal to (1) the Securities Deficiency Percentage (as defined herein) multiplied by (2) 3% of the Liquidation Preference for all Preferred Shares (or the equivalent in Underlying Shares) then held by such holder for each 30-day period thereafter until such number of Common Shares authorized is so increased or so reserved; provided that such cash payment shall not apply to the extent CDRD is required to make cash payments pursuant to Section 1.5(b)(iii)(x). Such cash payment shall be pro-rated as to a period of less than 30 days. Any cash payment required to be made pursuant to this subsection 3.3 shall be due and payable within 10 days of the end of any month in which such event occurs. In the event there is a Deficiency (as defined in the Certificate of Designations), CDRD shall comply with its obligations pursuant to Section 4(i) of the Certificate of Designations to purchase Preferred Shares as and to the extent required by the Certificate of Designations. For purposes of this
Section 3.3, the "SECURITIES DEFICIENCY PERCENTAGE" shall be equal to (1) the Minimum Reserve Number minus the number of shares of Common Stock authorized and reserved by CDRD at the time of determination divided by (2) the Minimum Reserve Number.

                 Section 3.4 Replacement Certificates. The certificate(s) representing the Preferred Shares held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal aggregate number of Preferred Shares, as requested by such Investor (or such holder) upon surrendering the same. No service charge will be made for such registration of transfer or exchange.

                 Section 3.5 Receipt of FCC Order. If the First Closing occurs, CDRD or its wholly-owned subsidiary shall immediately take such actions as required and when required, and otherwise use its best efforts, to acquire the Satellite DARS License on the terms and conditions set forth in the Pioneer's Preference Order or the Winning Bid, as applicable.

                 Section 3.6 Limitation on Conversion Rights. Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the giving of a Redemption Notice (as defined in the Certificate of Designations), no Preferred Share may be converted by an Investor to the extent that, following conversion of such Preferred Share such Investor and its affiliates (within the meaning of the Exchange Act) shall be the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than the percentage of the Common Shares indicated by the Investor by marking the applicable box below the name of such Investor on the signature pages of this Agreement; provided that each Investor shall have the right to waive this restriction upon 61 days prior notice to CDRD (or such lesser number of days prior notice as shall be indicated by such Investor on its signature page hereto). A transferee of Preferred Shares shall not be bound by this provision unless it expressly agrees to be so bound.

                 Section 3.7 Transfer of License and Subsidiary. In the event that CDRD or its subsidiary obtains a Satellite DARS License, neither CDRD nor any of its subsidiaries shall, prior to a Qualifying Offering (as such term is defined in the Certificate of Designations), transfer or assign such Satellite DARS License or any interest therein or the subsidiary (or any interest therein) of CDRD that holds such license, or any material assets used in connection with the employment of such license, to any third party.

                 Section 3.8 Additional Financings. Prior to a Qualifying Offering (as such term is defined in the Certificate of Designations), CDRD shall not undertake to conduct any debt or equity financing that is not either pari passu or junior, in seniority, structure and maturity, to the Preferred Shares. Prior to a final determination of whether the Pioneer's Preference Order will be granted to CDRD, in addition to the limitations imposed by the prior sentence, CDRD shall not issue or commit to issue any securities or evidences of indebtedness, other than any issuance of Common Shares or the sale of the Preferred Shares pursuant to this Agreement.

                 Section 3.9 Wire Transfers. All payments required to be made by CDRD under this Agreement or the Certificate of Designations, shall, upon the written request of any such payee, be made by wire transfer to the account designated by such payee.

                 Section 3.10 Like Treatment of Holders. Neither CDRD nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of Registrable Securities or holder of Preferred Shares for or as an inducement to any consent, waiver or amendment of any terms or provisions of the Registrable Securities or Preferred Shares, this Agreement or the Escrow Agreement (if any), unless such consideration is offered to be paid or agreed to be paid to all holders of Registrable Securities and holders of Preferred Shares which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement. Neither CDRD nor any of its affiliates shall, directly or indirectly, redeem or repurchase any Registrable Securities or Preferred Shares unless such offer of redemption or repurchase is made pro rata to all holders of Registrable Securities and holders of Preferred Shares on identical terms.

                 Section 3.11     [Confidential Portion Omitted]

                 Section 3.12 Release of Escrowed Property to Investors. If any of the events itemized in Section 3(b)(i) or (ii) of the Escrow Agreement occur, then CDRD shall execute and deliver the certificate required by Section 4(b)(ii) of the Escrow Agreement.

                 Section 3.13     [Confidential Portion Omitted]

                                   ARTICLE IV

                                   CONDITIONS

                 Section 4.1 Conditions Precedent to the Obligation of CDRD to Sell the Preferred Shares. The obligation under this Agreement of CDRD to issue and/or sell the First Closing Shares or the Second Closing Shares to the Investors is subject to the satisfaction, at or before the First Closing Date or the Second Closing Date, as applicable, of each of the conditions set forth below; provided that CDRD shall be under no obligation to issue and/or sell the Second Closing Shares unless and until it shall have given the Second Closing Notice. These conditions are for CDRD's sole benefit and may be waived by CDRD in whole or in part at any time in its sole discretion.

                          (a)     Accuracy of the Investors' Representations
and Warranties. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the First Closing Date or the Second Closing Date, as applicable, as though made at that time (except for representations and warranties that speak as of a particular date).

                          (b)     Performance by the Investors.  Each Investor
shall have performed all agreements and satisfied all conditions required to be performed or satisfied by such Investor at or prior to the First Closing.

                          (c)     No Injunction.  No statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                 Section 4.2 Conditions Precedent to the Obligation of the Investors to Purchase the Preferred Shares. The obligation under this Agreement of each Investor to acquire and pay for the First Closing Shares or the Second Closing Shares is subject to the satisfaction, at or before the First Closing Date or the Second Closing Date, as applicable, of each of the conditions set forth below. These conditions are for the Investors' sole benefit and may be waived by any Investor in whole or in part at any time in its sole discretion with respect to such Investor's obligation to acquire and pay for the First Closing Shares or the Second Closing Shares, as applicable.

                          (a)     Accuracy of CDRD's Representations and
Warranties. The representations and warranties of CDRD shall be true and correct in all material respects as of the date when made and (except with respect to the representations and warranties made in the first sentence of
Section 2.1(g) and in Section 2.1(j)) as of the Escrow Date, First Closing Date or Second Closing Date, as applicable, as though made at that time (except for representations and warranties that speak as of a particular date).

                          (b)     Performance by CDRD.  CDRD shall have
performed all agreements and satisfied all conditions required to be performed or satisfied by CDRD at or prior to such date including, without limitation, delivering all certificates required by Section 1.3(b) or Section 1.4(b), as applicable.

                          (c)     NASDAQ.  From the date of this Agreement to
the Escrow Date, the First Closing Date or Second Closing Date, as applicable, trading in CDRD's Common Shares shall not have been suspended by the SEC or the NASDAQ Small Capitalization Market, and trading in securities generally as reported by NASDAQ shall not have been suspended or limited, and the Common Shares shall not have been delisted from any exchange or market on which they are listed on the date of this Agreement.

                          (d)     No Injunction.  No statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                          (e)     Opinion of Counsel.  At the First Closing
Date or the Second Closing Date, as applicable, the Investors shall have received an opinion of counsel to CDRD substantially to the effect of Section 2.1(a) through (e) (subject to reasonable qualifications, including reasonable knowledge qualifications), and such other opinions, certificates and documents as the Investors or their counsel shall reasonably require incident to the First Closing or the Second Closing, as applicable.

                          (f)     Escrow Agreement.  If the FCC does not adopt
the Pioneer's Preference Order, (i) CDRD and the Escrow Agent shall have executed and delivered the Escrow Agreement in the form and substance of
Exhibit 2, and (ii) the conditions contained in such agreement for the release of funds to CDRD shall have been satisfied or waived in accordance with such agreement.

                          (g)     Officer's Certificate.  At the Escrow Date,
the First Closing Date or the Second Closing, as applicable, CDRD shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by an executive officer of CDRD, certifying as to satisfaction of conditions of the Escrow Date, the First Closing or the Second Closing, as applicable, incumbency of signing officers, the charter, by-laws and the authorizing resolutions of CDRD.

                          (h)     Certificate of Designations.  The Certificate
of Designations shall have been filed and become effective with the Secretary of State of the State of Delaware and the Investors shall have received copies of the filed Certificate of Designations.

                          (i)     Warrants.  If the purchase price for the
Satellite DARS License to be purchased by CDRD has been finally established and such price exceeds [Confidential portion omitted], the Warrants shall have been delivered by CDRD to the Investors.

                          (j)     Lack of Adverse Changes.  None of the
following events shall have occurred: (i) the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of CDRD or any of its subsidiaries or of all or any substantial part of any of their respective property and assets, (ii) CDRD or any of its subsidiaries shall have become generally unable to pay its debts as they become due, (iii) CDRD or any of its subsidiaries shall have made a general assignment for the benefit of its creditors, (iv) CDRD or any of its subsidiaries shall have commenced a voluntary case or had an involuntary case commenced against CDRD or any of its subsidiaries under the Federal Bankruptcy Code or similar law or regulation,
(v) CDRD or any of its subsidiaries shall have filed a petition seeking to take advantage of any law providing for the relief or debtors, (vi) CDRD or any of its subsidiaries or any of their respective management shall have become subject to any criminal proceedings or investigations or any enforcement or disciplinary proceedings or investigations initiated by any governmental authority having jurisdiction over CDRD or any of its subsidiaries or such person, respectively, (vii) any announcement shall have been made by the FCC that, or to the effect that, CDRD will not receive a Satellite DARS License, or
(viii) taking into account any cash or binding commitments for financing (either of which may only be raised through financings that are either junior to or pari passu with the Preferred Shares in seniority, structure and maturity ("PERMITTED FINANCINGS")) and any deferred payment terms available to CDRD in connection with its acquisition of a Satellite DARS License ("DEFERRED PAYMENT TERMS"), CDRD shall have insufficient liquidity to satisfy all of its scheduled principal and interest obligations, including, without limitation, obligations under any Permitted Financings or Deferred Payment Terms, as such obligations become due during the 13 full months immediately following what would otherwise be the First Closing Date.

                          (k)     Second Closing Notice.  With respect to the
Second Closing, Investors shall have received the Second Closing Notice not more than fifteen days after the First Closing Date.

                          (l)     [Confidential portion omitted]




                                   ARTICLE V

                               LEGEND AND SHARES

                 Each certificate representing the Preferred Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                 CDRD agrees to reissue certificates representing the Preferred Shares without the legend set forth above at such time as (i) the holder thereof is permitted to dispose of such Preferred Shares pursuant to Rule 144(k) under the Act, (ii) such Preferred Shares are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser, in form and substance reasonably satisfactory to CDRD and its counsel) are able to dispose of such shares publicly without registration under the Act, or (iii) such Preferred Shares are registered under the Act. CDRD agrees to issue any Common Shares issuable upon conversion of Preferred Shares if any, without any legend that indicates a restriction on transferability at such times as (i) the holder thereof is permitted to dispose of such Common Shares pursuant to Rule 144(k) under the Act, (ii) such Common Shares are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser, in form and substance reasonably satisfactory to CDRD and its counsel) are able to dispose of such shares publicly without registration under the Act, or (iii) such Common Shares are registered under the Act; provided in the case of clause
(iii), that
the holder of such Common Shares or the recipient upon such conversion represents to CDRD that such holder will only sell such shares, if at all, pursuant to the plan of distribution described in an effective registration statement.


                                   ARTICLE VI

                                  TERMINATION

                 Section 6.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the First Closing by the mutual written consent of CDRD and all of the Investors.

                 Section 6.2 Automatic Termination. This Agreement shall terminate without further action of the parties if the First Closing [Confidential portion omitted] or the Pioneer's Preference Order has been adopted, in each case, prior to [Confidential portion omitted].

                 Section 6.3 Termination on Failure of Conditions. This Agreement shall terminate upon notice given to CDRD from a majority in interest of the Investors (i) not earlier than 5 business days after the conclusion of an auction for Satellite DARs Licenses if CDRD has failed to meet the conditions enumerated in Section 1.3(b)(y), (ii) not earlier than 30 calendar days after a Pioneer's Preference Order has been adopted if CDRD has failed to meet the conditions enumerated in Section 1.3(a)(i), or (iii) at any time upon the occurrence and during the continuance for a period of 30 calendar days of any of the events set forth in Section 4.2(j)(i) through (vii).

                                  ARTICLE VII

                                 MISCELLANEOUS

                 Section 7.1 Stamp Taxes; Placement Agent Fee. CDRD shall pay all stamp and other taxes and duties levied in connection with the issuance of the Preferred Shares and Warrants, if any, pursuant to this Agreement and the Common Shares issued upon conversion of such Preferred Shares or exercise of such Warrants. On the First Closing Date and the Second Closing Date, if any, CDRD shall pay the fee of the Placement Agent in connection with the transactions contemplated by this Agreement, consisting of (A) a cash payment of 7.5% of the aggregate gross proceeds received by CDRD from the sale of (1) the First Closing Shares on the First Closing Date, and (2) the Second Closing Shares on the Second Closing Date, if any, and (B) a warrant (the [Confidential portion omitted]) to purchase, at the same purchase price as the purchase price to the Investors, Preferred Shares in an amount equal to 9% of the cumulative amount of Preferred Shares issued and sold at (1) the First Closing on the First Closing Date, and (2) the Second Closing on the Second Closing Date, if any.

                 Section 7.2      Specific Enforcement, Consent to
Jurisdiction.

                          (a)     CDRD and the Investors acknowledge and agree
that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, this remedy being in addition to any other remedy to which any of them may be entitled by law or equity.

                          (b)     CDRD (i) hereby irrevocably submits to the
jurisdiction of the United States District Court, the New York State courts and other courts of the United States sitting in New York County, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. CDRD consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

                 Section 7.3 Entire Agreement; Amendment; Additional Investors. This Agreement, together with the agreements and documents executed in connection with this Agreement and with such agreements and documents, contains the entire understanding of the parties with respect to the matters covered by this Agreement and by such agreements and documents and, except as specifically set forth in this Agreement or in such agreements and documents, neither CDRD nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. Except as otherwise provided herein, no provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. Upon delivery of any such counterpart and acceptance thereof by CDRD, such additional investor shall be an Investor (such term as used in this Agreement to include such additional investor) and shall be as fully a party to this Agreement as if such additional investor were an original signatory of this Agreement, and no consent of any other Investor shall be required for such addition.

                 Section 7.4 Notices. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                 to CDRD:              CD Radio Inc.

                                       Sixth Floor
                                       1001 22nd Street, N.W.
                                       Washington, D.C. 20037
                                       Fax:  (202) 296-6265
                                       Attn:  David Margolese

                 with copies to:       Bogle & Gates
                                       2 Union Square
                                       601 Main Street
                                       Seattle, Washington 98101
                                       Fax:  (206) 621-2660
                                       Attn:  Christopher J. Barry


                 to the Investors:     To each Investor at the address and/or
                                       fax number set forth on Schedule I
                                       of this Agreement.

                 with copies to:       [Confidential portion omitted]

                 and: Milbank, Tweed, Hadley & McCloy 601 S. Figueroa Street, 30th Floor Los Angeles, California 90017
                                       Fax:    (213) 629-5063
                                       Attn:   Eric H. Schunk

Any party to this Agreement may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties to this Agreement.

                 Section 7.5 Indemnity. In addition to the indemnities provided in Section 1.5, each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement; provided that in no case shall any Investor be liable in an amount in excess of the Purchase Price paid by such Investor.

                 Section 7.6 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement of this Agreement, nor shall any delay or omission of any party to exercise any right under this Agreement in any manner impair the exercise of any such right accruing to it after such waiver.

                 Section 7.7 Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions of this Agreement.

                 Section 7.8 Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their successors and assigns. The parties to this Agreement may amend this Agreement without notice to or the consent of any third party. CDRD may not assign this Agreement or any rights or obligations under this Agreement without the prior written consent of all Investors (which consent may be withheld for any reason in such Investor's sole discretion). Any Investor may assign this Agreement or any rights or obligations under this Agreement in whole or in part without the consent of CDRD or any other Investor in connection with any sale or transfer of all or any part of the Preferred Shares or Warrants, if any, or Underlying Shares held by such Investor; provided that an assignee that is not a holder of Registrable Securities (as defined in Section 1.5(a)(iii)) will not receive the rights of a holder of Registrable Securities set forth in Section 1.5.

                 Section 7.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties to this Agreement and their respective permitted successors and assigns and is not for the benefit of, nor may any provision of this Agreement be enforced by, any other person.

                 Section 7.10 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such state's principles of conflict of laws.

                 Section 7.11 Survival. The representations and warranties and the agreements and covenants of CDRD and each Investor contained in this Agreement shall survive the First Closing and the Second Closing.

                 Section 7.12 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

                 Section 7.13 Publicity. CDRD agrees that it will not disclose, and will not include in any public or other announcement, the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

                 Section 7.14 Agents. The parties acknowledge and agree that the Investors are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Investors under this Agreement are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" under this Agreement shall be enforceable by each Investor under this Agreement.

                 Section 7.15 Severability; Interpretation. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

                 IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed by their respective authorized officers as of the date of this Agreement.


                                           CDRD:

                                           CD RADIO INC.


                                           By:
                                                -------------------------------
                                           Name:
                                           Its:

[Investors' signature pages have been omitted pursuant to a request for confidentiality.]

                                   Schedule I


                 Investor*            First Closing Shares      Second Closing
                 --------             --------------------      --------------
                                                                    Shares
                                                                    ------
[Confidential Portion Omitted]

                          CERTIFICATE OF DESIGNATIONS

                                       OF

                     5% DELAYED CONVERTIBLE PREFERRED STOCK



                 RESOLVED that there shall be a series of shares of the Preferred Stock of CD Radio Inc. (the "CORPORATION"), designated "5% Delayed Convertible Preferred Stock"; that the number of shares of such series shall be [confidential portion omitted] and that the rights and preferences of such series (the "5% PREFERRED") and the limitations or restrictions thereon, shall be as follows:

         1.      Dividends.

                 (a) The holders of the 5% Preferred shall be entitled to receive out of any assets legally available therefor cumulative dividends at the rate of [confidential portion omitted] per share per annum, payable semi-annually on April 15 and October 15 of each year, when and as declared by the Board of Directors, in preference and priority to any payment of any dividend on the Common Stock or any other class or series of stock of the Corporation. Such dividends shall accrue on any given share from the date of original issuance of the 5% Preferred and shall accrue from day to day whether or not earned or declared, based on the actual days elapsed and a 360-day year of 12 30-day months. If at any time dividends on the outstanding 5% Preferred at the rate set forth above shall not have been paid or declared and set apart for payment with respect to all preceding periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the shares of any other class or series of stock of the Corporation.

                 (b) Any dividend payable on the outstanding 5% Preferred may be paid, at the option of the Corporation, either (i) in cash or (ii) by adding the amount of such dividend to the Liquidation Preference (as defined below); provided, however, that if the Corporation shall fail to pay any dividend when due, the amount of such dividend shall be added to the Liquidation Preference for such shares of 5% Preferred.

         2. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the 5% Preferred shall be entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of any other class or series of shares, the amount of [confidential portion omitted] per share plus any accrued but unpaid dividends (the "LIQUIDATION PREFERENCE").

         3.      Redemption; Forced Conversion; Lock-up.

                 (a) The 5% Preferred may be redeemed in whole but not in part by the Corporation at any time (such date being referred to herein as the "REDEMPTION DATE"), beginning on the later to occur of (i) December 15, 1997 and (ii) the date that is 10 months after the date of original issuance of the 5% Preferred, plus, in each case, one day for each day during which (x) a registration statement has not been declared effective with respect to the Common Stock issuable upon conversion of the 5% Preferred by the later of (A) the [confidential portion omitted] calendar day after the date of original issuance of the 5% Preferred and (B) February 15, 1997 (the "INITIAL REGISTRATION DEADLINE"), or (y) any such registration statement is suspended or the related prospectus is not current, complete and otherwise usable, at a redemption price (the "REDEMPTION PRICE") equal to (A) the Liquidation Preference plus (B) any accrued but unpaid cash payments due with respect to the 5% Preferred in accordance with Sections 1.5(b), 3.3 and 3.11 of the Preferred Stock Investment Agreement dated as of October 23, 1996, among the Corporation and the Investors named therein (the "INVESTMENT AGREEMENT")("CASH PAYMENTS"); provided, that the Corporation may not exercise such right of redemption unless (i) the average closing price of the Common Stock as reported in the Wall Street Journal for the 20 consecutive trading days prior to the Redemption Notice (as defined below) shall equal or exceed [confidential portion omitted] per share (subject to adjustment for stock dividends, stock splits and reverse stock splits), and (ii) the shares of Common Stock issuable upon conversion of the 5% Preferred are registered for resale by an effective registration statement under the Securities Act of 1933, as amended (the "ACT"), in compliance with the Investment Agreement, and such registration statement remains in effect continuously without suspension and the prospectus remains current, complete and otherwise usable from the date of the Redemption Notice (as defined below) to and including the Redemption Date.

                 (b) At least 30 days but not more than 60 days prior to the Redemption Date, irrevocable written notice (the "REDEMPTION NOTICE") shall be mailed, first class postage prepaid, by the Corporation to each holder of record of the 5% Preferred, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption that is to be effected, specifying the Redemption Date, the Redemption Price, and the place at which payment may be obtained and calling upon each such holder to surrender to the Corporation, in the manner and at the place designated, a certificate or certificates representing all the shares of 5% Preferred held by such holder. Subject to the provisions of the following subsection (c), on or after the Redemption Date, each holder of 5% Preferred shall surrender to the Corporation the certificate or certificates representing all the shares of 5% Preferred owned by such holder as of the Redemption Date, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled.

                 (c) If at the Redemption Date the registration condition specified in clause (ii) of subsection (a) shall not be satisfied, then no shares shall be redeemed and the Redemption Notice shall be deemed to be withdrawn. In such event, any notice of conversion given by a holder of 5% Preferred after the Redemption Notice was given shall be deemed to be withdrawn, and any certificates for 5% Preferred which have been surrendered for conversion or redemption shall be returned to the persons surrendering the same; provided, however, that if a holder shall have received shares of Common Stock upon conversion of 5% Preferred after the Redemption Notice was given but before the Redemption Date, such holder may elect either to retain such Common Stock or tender such shares of Common Stock to the Corporation for the Redemption Price.

                 (d) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares that have been redeemed (except the right to receive the Redemption Price without interest upon surrender of the certificate or certificates representing such shares) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                 (e) (i) If the Corporation sells Common Stock for net cash proceeds to the Corporation in an amount not less than [confidential portion omitted] (other than stock issuable pursuant to a registration statement on Form S-8 or S-4) prior to October 15, 1997 (a "QUALIFYING OFFERING"), the Corporation may, upon consummation of the Qualifying Offering, redeem the 5% Preferred in whole (but not in part) for an amount per share in cash equal to (A) the sum of the Liquidation Preference plus any Cash Payments due (B) divided by 72.125%. The Corporation shall give notice of such redemption pursuant to this subsection (e) in the same manner as set forth for Redemption Notices generally except that such notice must be given at the time of the earlier of the initial filing or the public announcement of a proposed filing with the Securities and Exchange Commission of the registration statement with respect to the Qualifying Offering.

                          (ii)  If the Corporation does not give notice of
redemption of the 5% Preferred pursuant to clause (i) of this subsection (e), the Corporation and its underwriters may, by written notice from the Corporation and its lead underwriter to each holder of 5% Preferred (a "LOCK-UP REQUEST"), mailed on or after the time of the earlier of the initial filing or the public announcement of a proposed filing with the Securities and Exchange Commission of the registration statement with respect to the Qualifying Offering, first class postage prepaid, at the address last shown on the records of the Corporation for such holder, request that such holder of 5% Preferred agree, and cause any transferee of such 5% Preferred to agree, to not offer, sell or transfer any shares of the Common Stock into which the same may be converted during the 180-day period beginning on a date specified in the Lock-up Request, which date may be as early as five (5) business days prior to the expected effective date (but no later than the effective date) with respect to the registration statement for the Qualifying Offering (the "LOCK-UP"); provided that the Corporation shall specify the expected effective date by notice to the holders given not later than two (2) business days prior to the beginning of the Lock-up period (the "EFFECTIVE DATE NOTICE"). If the Corporation so requests a Lock-up, each holder of 5% Preferred shall have the right, regardless of whether the Corporation revokes or attempts to revoke the Lock-up Request, to require the Corporation, upon consummation of the Qualifying Offering, to purchase its 5% Preferred for a cash amount equal to
(A) the sum of the Liquidation Preference plus any Cash Payments due (B) divided by an amount equal to 1 minus the Applicable Percentage; provided, that the Applicable Percentage for purposes of this subsection (ii) shall be the Applicable Percentage in effect under Section 4(d)(ii) determined by reference to the date of consummation of the Qualifying Offering or, if such consummation occurs prior to February 15, 1997, 12.125%. In order for any holder of 5% Preferred to exercise such right, such holder must give notice of such fact to the Corporation not later than 15 days after the Corporation has given the Lock-up Request. If any holder of 5% Preferred shall fail for any reason to timely exercise such right, such holder, by acceptance of shares of the 5% Preferred, shall be deemed to have agreed to (1) be bound by the Lock-up Request and shall comply with and be bound by the Lock-up and (2) sign a lock-up agreement in customary form if requested to do so by the lead underwriter of the Qualifying Offering. Notwithstanding the foregoing, if the Corporation requests in the Lock-up Request that the Lock-up become effective prior to the effective date of the registration statement with respect to the Qualifying Offering then such Lock-up shall terminate if such registration statement is not declared effective by the Securities and Exchange Commission on or before the fifth business day following the expected effective date specified in the Effective Date Notice and may be reinstated only by the giving of a new Effective Date Notice within 30 calendar days of such termination. After such 30-day period, a new Lock-up Request shall be required in order to effect a new Lock-up.

                 (f) The Corporation may, upon at least 30 days but not more than 60 days prior notice to the holders of 5% Preferred given in the same manner specified for Redemption Notices generally, require the holders of all and not less than all of outstanding shares of 5% Preferred to convert such shares into (x) Common Stock at the then applicable Conversion Price (as defined in Section 4(d)) and (y) all Cash Payments due on the Optional Conversion Date (as defined below), effective on a date (the "OPTIONAL CONVERSION DATE") specified in such notice that is three years or more after the date of original issuance of the 5% Preferred; provided that that no such conversion shall occur if the Corporation has commenced voluntary bankruptcy, become subject to involuntary bankruptcy, had a receiver, liquidator, trustee or other officer having similar power over the Corporation appointed over all or a substantial part of its property, has ceased operations or shall be in default for money borrowed (or the deferred purchase price of property and assets) in excess of $50,000,000 and, in each case, such situation shall not have been remedied. Within 3 business days after the Optional Conversion Date, written notice shall be mailed, first class postage prepaid, by the Corporation to each holder of record of the 5% Preferred, at the address last shown on the records of the Corporation for such holder, notifying such holder of the optional conversion that has been effected, specifying the then applicable Liquidation Preference, Cash Payments and Conversion Price (and the method of calculation thereof) and the place at which such holder shall surrender the certificate or certificates representing the Preferred Shares so converted, and calling upon each such holder to surrender to the Corporation, in the manner and at the place designated, a certificate or certificates representing all the shares of 5% Preferred held by such holder. Each holder of 5% Preferred shall surrender to the Corporation the certificate or certificates representing all the shares of 5% Preferred owned by such holder as of the Optional Conversion Date, in the manner and at the place designated in such notice, and thereupon the Corporation shall issue and deliver to or upon the order of such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled and shall pay to each such holder, in immediately available funds, an amount equal to all Cash Payments due on the Optional Conversion Date with respect to such holder's shares of 5% Preferred.

                 (g) If at any time a Reorganization (as defined in Section 4(k)) shall occur or be proposed, each holder of 5% Preferred shall have the right to require the Corporation, effective upon consummation of such Reorganization, to purchase its 5% Preferred for a cash amount equal to (A) the sum of the Liquidation Preference plus any Cash Payments due (B) divided by

72.125%. In order for any holder of 5% Preferred to exercise such right, such holder must give notice of such fact to the Corporation not later than the later to occur of (i) 30 days after receipt of notice of the Reorganization and
(ii) the consummation of the Reorganization. The Corporation shall provide notice to holders of 5% Preferred given in the same manner as specified for Redemption Notices generally, at least 30 days prior to the anticipated date of the consummation of a Reorganization, which notice shall reasonably set forth the rights of holders of 5% Preferred under this Section 3(g) and Section 4(k).

         4. Conversion. The holders of the 5% Preferred shall have optional conversion rights as follows:

                 (a) Accrual of Conversion Rights. Commencing on the earlier to occur of (i) [confidential portion omitted] and (ii) [confidential portion omitted] the 5% Preferred shares shall become convertible; provided that the Corporation shall not be obligated to honor any request for conversion of shares of the 5% Preferred at any time [confidential portion omitted] of the issuance of shares of Common Stock upon such conversion is or would be required and has not been obtained; provided further that if [confidential portion omitted] with a conversion of shares of the 5% Preferred resulting in a holder of shares of the 5% Preferred, or a group of persons who have an agreement or understanding to act in concert of which such holder is a member, holding [confidential portion omitted] or more of the voting securities of the Corporation) is not obtained by a date that is [confidential portion omitted] after the Initial Registration Deadline, then, at any time thereafter at the request of any holder of shares of the 5% Preferred, the Corporation shall promptly purchase from such holder, at a purchase price per share equal to [confidential portion omitted].

                 (b) Right to Convert. At and after the time it has become convertible, each share of 5% Preferred shall be convertible, at the option of the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the Liquidation Preference plus any Cash Payments due on the date the notice of conversion is given, by (ii) the Conversion Price determined as hereinafter provided in effect on said date.

                 (c) Mechanics of Conversion. To convert shares of 5% Preferred into shares of Common Stock, the holder shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects to convert the same and shall state therein the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter the holder shall surrender the certificate or certificates representing the shares to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, or at such other place designated by the Corporation; provided that the Corporation shall at all times maintain an office or agency in New York City for such purposes. The Corporation shall, immediately upon receipt of such notice, issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares that have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled (in the number(s) and denomination(s) designated by such holder), and the Corporation shall deliver to such holder a certificate or certificates for the number of shares of 5% Preferred that such holder has not elected to convert (in the number(s) and denomination(s) designated by such holder). The Corporation shall effect such issuance and shall transmit the certificates by messenger or overnight delivery service to reach the address designated by such holder within two business days after the receipt of such notice. For all purposes of this Certificate of Designations, such conversion shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is given. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on such date.

                 (d)      Determination of Conversion Price.

                          (i)     At any date up to and including November 15,
1997, the "CONVERSION PRICE" shall be, as applicable, either (x) the weighted-average (based upon the number of shares sold) of the actual selling price (but not less than the lower of (A) the price of shares sold in the Qualifying Offering if shares are so sold on the date of such trade and (B) the low trading price on the date of such trade as reported on the principal market for the Common Stock), at which the holder shall have sold shares of Common Stock received or receivable upon conversion of the 5% Preferred, reduced by any trading commissions or underwriting spreads paid by such holder, as certified to the Corporation by such holder, multiplied by an amount equal to 1 minus the Applicable Percentage set forth below, or (y) the average of the daily means between the low trading price of the Common Stock and the closing price of the Common Stock for the 3 consecutive trading days immediately preceding the date of conversion, multiplied by an amount equal to 1 minus the Applicable Percentage set forth below; provided, however, that clause (x) shall only apply to the extent shares of Common Stock are actually so sold and the holder converting 5% Preferred shall have given notice to the Corporation of such sale not more than 24 hours after such sale; provided further that, failure to give such notice within such time shall result in determination of the Conversion Price in accordance with clause (y).

                          (ii)    The "APPLICABLE PERCENTAGE" shall be as
follows:

                          Conversion after the
                             following date:          Applicable Percentage:
                             ---------------          ----------------------
                                 2/15/97              12.125%
                                 3/15/97              14.250%
                                 4/15/97              14.375%
                                 5/15/97              18.125%
                                 6/15/97              19.875%
                                 7/15/97              21.625%
                                 8/15/97              23.250%
                                 9/15/97              24.875%
                                10/15/97              25.000%
                                11/15/97              27.875%

                                  (iii)    At any date after November 15, 1997,
the Conversion Price shall be 72.125% of the least of (x) the average of the daily means between the low trading price of the Common Stock and the closing price of the Common Stock for all the trading days between October 15, 1997 and November 15, 1997 (inclusive) for such trading days, (y) the average of the daily means between the low trading price of the Common Stock and the closing price of the Common Stock during the 3 consecutive trading days immediately preceding the date of conversion and (z) the weighted-average (based upon the number of shares sold) of the actual selling price (but not less than the low trading price on the date of such trade as reported on the principal market for the Common Stock), at which the holder shall have sold shares of Common Stock received or receivable upon conversion of the 5% Preferred, reduced by any trading commissions or underwriting spreads paid by such holder, as certified to the Corporation by such holder; provided, however, that clause (z) shall only apply to the extent shares of Common Stock are actually sold and the holder converting 5% Preferred shall have given notice to the Corporation of such sale not more than 24 hours after such sale; provided, further that, clause (z) shall be unavailable if such holder shall fail to give such notice within such time.

                          (iv)  The "LOW TRADING PRICE" and the "CLOSING
PRICE", respectively, of the Common Stock on any day shall be (A) the lowest reported sale price and the reported closing price (last sale price), regular way, of the Common Stock on the principal stock exchange on which the Common Stock is listed, or (B) if the Common Stock is not listed on a stock exchange, the lowest reported sale price and the reported closing price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or (C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the final bid price and the mean of the final bid and asked prices for the Common Stock as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding trading days. If none of the foregoing provisions are applicable, the phrase "MEANS BETWEEN THE LOW TRADING PRICE OF THE COMMON STOCK AND THE CLOSING PRICE OF THE COMMON STOCK" on a day will be the fair market value of the Common Stock on that day as determined by a member firm of the New York Stock Exchange, Inc., selected in good faith by the Board of Directors of the Corporation. The term "TRADING DAY" means (x) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed, (y) if the Common Stock is not listed on a stock exchange but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

                          (v)     In the event that during any period of
consecutive trading days provided for above, the Corporation shall declare or pay any dividend on the Common Stock payable in Common Stock or in rights to acquire Common Stock, or shall effect a stock split or reverse stock split, or a combination, consolidation or reclassification of the Common Stock, then the Conversion Price shall be proportionately decreased or increased, as appropriate, to give effect to such event.

                 (e) Distributions. In the event the Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation or other property (other than cash paid out of current earnings) or any of its subsidiaries other than additional shares of Common Stock, then in each such event, in addition to the number of shares of Common Stock receivable upon conversion, provision shall be made so that the holders of 5% Preferred shall receive, upon the conversion thereof, the securities of the Corporation that they would have received had they been the owners on the date of such event of the number of shares of Common Stock issuable to them upon conversion.

                 (f) Certificates as to Adjustments. Upon the occurrence of any adjustment or readjustment of the Conversion Price pursuant to this
Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause independent public accountants selected by the Corporation to verify such computation and prepare and furnish to each holder of 5% Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of 5% Preferred, furnish or cause to be furnished to such holder a like certificate prepared by the Corporation setting forth (i) such adjustments and readjustments, and (ii) the number of other securities and the amount, if any, of other property that at the time would be received upon the conversion of 5% Preferred with respect to each share of Common Stock received upon such conversion.

                 (g) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive or exercise any other right, the Corporation shall mail to each holder of 5% Preferred at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

                 (h) Issue Taxes. The Corporation shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of 5% Preferred pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                 (i) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the 5% Preferred, at least such number of its shares of Common Stock that is the greater of (a) 10,000,000 and (b) 1.5 times the number as shall from time to time be sufficient to effect the conversion of all outstanding shares of the 5% Preferred at the Conversion Price calculated using the method set forth in Section 4(d)(i)(y) or Section 4(d)(iii)(x) or
(y), as applicable, and the Applicable Percentage, in each case as adjusted for all subdivisions or combinations of the Common Stock or payments of dividends on the Common Stock made in shares of Common Stock, and if at any time the number of authorized but unissued and reserved shares of Common Stock shall not be greater than or equal to such larger amount, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued and reserved shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval. In the event that the Corporation shall at any time fail to authorize or reserve the number of shares of Common Stock sufficient to effect the conversion of all outstanding shares of the 5% Preferred at the Conversion Price calculated using the method set forth in
Section 4(d)(i)(y) or Section 4(d)(iii)(x) or (y), as applicable, and the Applicable Percentage, then at any time thereafter at the request of any holder of shares of the 5% Preferred, the Corporation shall promptly purchase from such holder, at a purchase price equal to (A) the sum of the Liquidation Preference plus any Cash Payments due divided by (B) 72.125%, the number of shares of the 5% Preferred equal to such holder's pro-rata share of the "DEFICIENCY." The "DEFICIENCY" shall be equal to the number of shares of the 5% Preferred that would not be able to be converted for shares of Common Stock, due to an insufficient amount of Common Stock available, if all the then outstanding shares of the 5% Preferred were submitted for conversion.

                 (j) Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of 5% Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of 5% Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

                 (k) Reorganization or Merger. In case of any reorganization or any reclassification of the Common Stock or other capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation to any other person (a "REORGANIZATION"), in which any of the holders of 5% Preferred does not elect to require the Corporation to redeem the 5% Preferred as provided in Section 3(g), then, as part of such Reorganization, provision shall be made so that each share of 5% Preferred shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of 5% Preferred not so redeemed would have been entitled upon the record date of (or date of, if no record date is fixed) such event and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the 5% Preferred, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of 5% Preferred.

                 (l) Additional Satellite DARS Licenses. If (a) the Corporation has issued shares of 5% Preferred in the second closing under the Investment Agreement ("SECOND CLOSING") and (b) at any time within the earlier of the closing of a Qualified Offering and twelve months after the Second Closing, (i) more than two licenses (including the license awarded to the Corporation) have been awarded by the Federal Communications Commission that permit the recipients thereof to provide satellite digital audio radio services ("SATELLITE DARS"), and (ii) more than two recipients of such licenses (including the Corporation) commence or announce an intention to commence Satellite DARS using their license and (iii) the holders of more than one-third of the then outstanding shares of 5% Preferred shall so request in writing, then, on the first business day following 60 calendar days after receipt of such request, the Corporation shall promptly purchase one-half of the shares of 5% Preferred held by each such requesting holder as of such date at a purchase price per share equal to (A) the sum of the Liquidation Preference plus any Cash Payments then due and unpaid divided by (B) an amount equal to 1 minus the Applicable Percentage.

         5. Other Provisions. For all purposes of this Certificate of Designations, the term "DATE OF ORIGINAL ISSUANCE OF THE 5% PREFERRED" shall mean the day on which any shares of the 5% Preferred are first issued by the Corporation pursuant to the terms of the Investment Agreement, and the terms "TRADING PRICE", "LAST TRADE PRICE", "CLOSING PRICE" and "TRADING DAYS" shall have the meanings given them in Section 4(d)(iv) hereof. Any provision herein that conflicts with or violates any applicable usury law shall be seemed modified to the extent necessary to avoid such conflict or violation.

         6. Restrictions and Limitations. The Corporation shall not undertake the following actions without the consent of the holders of a majority of the 5% Preferred: (A) modify its Certificate of Incorporation or Bylaws so as to amend or change any of the rights, preferences or privileges of the 5% Preferred; (B) purchase or otherwise acquire for value any Common Stock or other equity security of the Corporation or any non-wholly-owned subsidiary thereof not held by the Corporation or any wholly-owned subsidiary while there exists any arrearage in the payment of cumulative dividends hereunder or any Cash Payments due or the Liquidation Preference exceeds [confidential portion omitted]; or (C) prior to a Qualifying Offering: (i) authorize or issue any other preferred equity security senior to the 5% Preferred (in security, structure or maturity); (ii) declare or pay any dividends or make any distribution except to the holders of the 5% Preferred; or (iii) effect any Reorganization. The Corporation shall not, in connection with a repurchase of any shares of 5% Preferred, undertake any of the following actions without the consent of all of the holders of the 5% Preferred: (1) reduce the amount of 5% Preferred whose holders must consent to an amendment or waiver, (2) reduce the rate of, or change the time for payment of, dividends on the 5% Preferred or alter the Liquidation Preference, or (3) alter the conversion provisions with respect to the 5% Preferred.

         7. Voting Rights. Except as provided herein or as provided for by law, the 5% Preferred shall have no voting rights.

         8. Notices. Any notice required by the provisions of this Certificate of Designations to be given to the holders of shares of 5% Preferred shall be deemed given five (5) days after deposit in the United States mail, postage prepaid, or one day after deposit with a nationally-recognized overnight courier, in either case addressed to each holder of record at its address appearing on the books of the Corporation. The Corporation shall distribute to the holders of shares of the 5% Preferred, copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents distributed generally to the holders of shares of Common Stock, at such times and by such method as such documents are distributed to such holders.

         9. Attorneys' Fees. Any holder of 5% Preferred shall be entitled to recover from the Corporation the reasonable attorneys, fees and expenses incurred by such holder in connection with enforcement by such holder of any obligation of the Corporation hereunder.

THIS ESCROW AGREEMENT is made this                     20th
                                   ---------------------------------------
                                                      Date

day of                      March             , 1997   between/among
        --------------------------------------------
                      Month

          CD Radio Inc.                   (the "       Party A       " herein),
------------------------------------------     -----------------------
             Party "A"                                Party " A "

"                                                                           "
----------------------------------------------------------------------------
                                      Party "B"

(the "                                           " herein) and CITIBANK, N.A.
      -------------------------------------------
                       Party "B"

(the "Escrow Agent" herein).



The above-named parties appoint said Escrow Agent with the duties and responsibilities and upon the terms and conditions provided in Schedule A annexed hereto and made apart hereof.

ARTICLE FIRST: The above-named parties agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:

a) The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto, except as may be specifically provided in Schedule A annexed hereto. This Agreement sets forth all of the obligations of the Escrow Agent, and no additional obligations shall be implied from the terms of this Agreement or any other agreement, instrument or document.

b) The Escrow Agent may act in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof or the correctness of any fact stated herein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order. The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

c) Each of the parties, jointly and severally, agrees to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys' fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. The Escrow Agent shall have the further right at any time and from time to time to charge, and reimburse itself from, the property held in escrow hereunder.

d) The Escrow Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Each of the parties, jointly and severally, agrees to reimburse the Escrow Agent on demand for such legal fees, disbursements and expenses and in addition, the Escrow Agent shall have the right to reimburse itself for such fees, disbursements and expenses from the property held in escrow hereunder.

e) The Escrow Agent shall be under no duty to give the property held in escrow by it hereunder any greater degree of care than it gives its own similar property.

f) The Escrow Agent shall invest the property held in escrow in such a manner as directed in Schedule A annexed hereto but which shall include deposits in Citibank even though Citibank may receive a benefit or profit therefrom.

      THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE THAT NON-DEPOSIT INVESTMENT PRODUCTS ARE NOT OBLIGATION OF, OR GUARANTEED, BY CITIBANK/CITICORP NOR ANY OF ITS AFFILIATES; ARE NOT FDIC INSURED; AND ARE SUBJECT TO INVESTMENTS RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. ONLY DEPOSITS IN THE UNITED STATES ARE SUBJECT TO FDIC INSURANCE.

g) In the event of any disagreement between/among any of the parties to this agreement, or between /among them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the Escrow, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.





      Page 2                     Escrow Agreement - Preferred Custody Services

h) The Escrow Agent is authorized, for any securities at any time held hereunder, to register such securities in the name of its nominee(s) or the nominees of any securities depository, and such nominee(s) may sign the name of any of the parties hereto to whom or to which such securities belong and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other governmental authorities.

i) Notice to the parties shall be given as provided in Schedule A annexed hereto.

ARTICLE SECOND: The Escrow Agent shall make payments of income earned on the escrowed property as provided in Schedule A annexed hereto. Each such payee shall provide to the Escrow Agent an appropriate W-9 form for tax identification number certification or a W-8 form for non-resident alien certification. The Escrow Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to income earned on the escrowed property.

ARTICLE THIRD: The Escrow Agent may, in its sole discretion, resign and terminate its position hereunder at any time following 60 days written notice to the parties to the Escrow Agreement herein. Any such resignation shall terminate all obligations and duties of the Escrow Agent hereunder. On the effective date of such resignation, the Escrow Agent shall deliver this Escrow Agreement together with any and all related instruments or documents to any successor Escrow Agent agreeable to the parties, subject to this Escrow Agreement herein. If a successor Escrow Agent has not been appointed prior to the expiration of 60 days following the date of the notice of such resignation, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent, or other appropriate relief. Any such resulting appointment shall be binding upon all parties to this Agreement.

ARTICLE FOURTH: The Escrow Agent shall receive the fees provided in Schedule B annexed hereto. In the event that such fees are not paid to the Escrow Agent within 60 days of presentment to the party responsible for such fees as set forth in said Schedule B, then the Escrow Agent may pay itself such fees from the property held in escrow hereunder.

ARTICLE FIFTH: Any modification of this Agreement or any additional obligations assumed by an party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto.

ARTICLE SIXTH: This Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

In witness whereof, the parties have executed this Agreement as of the date first above written.


                                       CITIBANK, N.A.
                                       as Escrow Agent


                                       By:  /s/ John P. Howard
                                            -----------------------------------

                                       Title: Vice President
                                              ---------------------------------



                                       PARTY A




                                       By:  /s/ David Margolese   CD RADIO INC.
                                            -----------------------------------

                                       Title: Chairman & CEO
                                              ---------------------------------


                                       PARTY B




                                       By:
                                             ----------------------------------

                                       Title:
                                              ---------------------------------





Escrow Agreement - Preferred Custody Services                           Page 3

       IN WITNESS WHEREOF, the authorized representatives of the parties hereto have set their hands or their names and seals, the day and year first above written.


ENGELHARD/ICC

By:   [SIG]
   -----------------------------------
Name:
     ---------------------------------
Title:  PRESIDENT - COO
      --------------------------------


CARRIER ASIA PACIFIC OPERATIONS PTE. LTD.

By:   [SIG]
   -----------------------------------
Name:
     ---------------------------------
Title:  PRESIDENT
     ---------------------------------

                     SCHEDULE A TO ESCROW AGREEMENT BETWEEN
         CITIBANK, N.A., AS ESCROW AGENT, AND CD RADIO INC., AS PARTY A


                  1. Preferred Stock Investment Agreement. CD Radio Inc. ("PARTY A") has entered into a Preferred Stock Investment Agreement (the "INVESTMENT AGREEMENT") dated as of October 23, 1996, as amended, with the Investors identified therein (including their successors and assigns, the "INVESTORS"), pursuant to which Party A has agreed to sell and issue to the Investors an aggregate of up to [CONFIDENTIAL PORTION OMITTED] shares of Party A's 5% Delayed Convertible Preferred Stock (the "PREFERRED SHARES") and, under certain circumstances, warrants to purchase shares of Party A's common stock (the "WARRANTS"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investment Agreement.

                  2. Deposit with Escrow Agent. Upon the Escrow Date, each Investor severally will deliver or cause to be delivered to the Escrow Agent payment to the escrow account identified on the cover page hereof (the "ESCROW ACCOUNT"), in the amount set forth next to such Investor's name in column 1 on Exhibit C hereto (together with any income and interest that accrues thereon, the "ESCROWED PROPERTY"). Such monies will be wire transferred directly from the Investors to the Escrow Account.

                  3. Conditions for Release. The Escrowed Property shall remain in the Escrow Account pursuant to the terms hereof until:

                  (a)      [CONFIDENTIAL PORTION OMITTED]

                  (b)      [CONFIDENTIAL PORTION OMITTED]

                  4. Release of Escrowed Property. The Escrow Agent shall only release the Escrowed Property as specified below:

                  (a) if the Escrow Agent receives from Party A a copy of a certificate of the chief executive, operating or financial officer of Party A in the form of Exhibit A hereto issued to the Investors (the "CERTIFICATE") stating that the conditions contained in paragraph (a) of Section 3 above have been satisfied, then the Escrow Agent shall release and transfer to each Investor, the amount set forth next to such Investor's name in column 2 of Exhibit C hereto and the remainder of the Escrowed Property to an account designated by Party A to the Escrow Agent in writing, on the second business day following the Escrow Agent's receipt of such Certificate; or

                  (b)      [CONFIDENTIAL PORTION OMITTED]

                  5. Interest Bearing Account. The Escrow Agent shall hold the Escrowed Property in an interest bearing account. Any interest earned on the Escrowed Property shall be paid to the party or parties entitled to the Escrowed Property.

                  6. Third Party Beneficiary. Each of the Investors shall be a third party beneficiary of, and entitled to enforce, this Agreement.

                            EXHIBIT A TO SCHEDULE A

                                     [Date]

[CONFIDENTIAL PORTION OMITTED]

[CONFIDENTIAL PORTION OMITTED]

Citibank, N.A., Escrow Agent
153 East 53rd Street
New York, NY  10043

                  Re: Certificate Regarding Escrow Agreement Between Citibank, NA and CD Radio Inc., dated March 20, 1997 (the "Escrow Agreement")


Ladies and Gentlemen:

         We are writing pursuant to paragraph 4(a) of Schedule A to the above-referenced Escrow Agreement. All capitalized terms not defined herein shall have the same meaning as defined in the Escrow Agreement.

         The following conditions for release of the Escrowed Property have been met: (i) [CONFIDENTIAL PORTION OMITTED]

         Citibank, N.A., as escrow agent, is therefore authorized to release to each Investor on [insert date calculated based on Section 1.3(b) of the Investment Agreement], the amounts set forth next to such Investor's name in column 2 of Exhibit C to the Escrow Agreement and the remainder of the Escrowed Property [CONFIDENTIAL PORTION OMITTED], plus all interest earned thereon, to CD Radio Inc. as provided in paragraphs 4(a) and 5 of Schedule A to the Escrow Agreement.

                                  Yours very truly,



                                  By:
                                        ------------------------------
                                        Name:
                                        Title:   Chief [Executive] [Operating]
                                                 [Financial] Officer

                                    ANNEX A




             ANNEX A TO EXHIBIT A TO SCHEDULE A TO ESCROW AGREEMENT


[CONFIDENTIAL PORTION OMITTED]

                            EXHIBIT B TO SCHEDULE A

                            [Intentionally Omitted]

                            EXHIBIT C TO SCHEDULE A


                                         Column 1
                                          Payment          Column 2
                 Investor*                Amount**        2% Amount

                         [CONFIDENTIAL PORTION OMITTED]

                            EXHIBIT D TO SCHEDULE A




Citibank, N.A., Escrow Agent
153 East 53rd Street
New York, NY  10043

          Re: Certificate Regarding Escrow Agreement Between Citibank, NA and
              CD Radio Inc., dated March 20, 1997 (the "Escrow Agreement")


Ladies and Gentlemen:

         All capitalized terms not defined herein shall have the same meaning as defined in the Escrow Agreement. Pursuant to paragraph 4(b) of Schedule A to the above-referenced Escrow Agreement, the undersigned hereby certify to you as follows:

         [CONFIDENTIAL PORTION OMITTED]



         Citibank, N.A., as escrow agent, is therefore authorized to release to Investors the Escrowed Property, plus all interest earned thereon, as provided in paragraph 4(b) of Schedule A to the Escrow Agreement.

                                    Yours very truly,


                                    CD Radio, Inc.

Accepted and Approved:*


                           INVESTORS:

Dated:  March ___, 1997             [INVESTORS' SIGNATURES OMITTED PURSUANT TO
                                    A REQUEST FOR CONFIDENTIAL TREATMENT.]

                     SCHEDULE B TO ESCROW AGREEMENT BETWEEN
                      CITIBANK, N.A., AS ESCROW AGENT, AND
                           CD RADIO INC., AS PARTY A


                  Escrow Agent Fees. The initial fees of the Escrow Agent for acting as Escrow Agent hereunder shall be payable by Party A in the amount of [Confidential portion omitted] on the date hereof. Upon the Escrow Date, an additional fee shall be due and payable by Party A according to the following schedule:

Total of Escrowed Property                           Additional Fee


[CONFIDENTIAL PORTION OMITTED]

                                   EXHIBIT 3
                                                               Warrant No. __


                                    WARRANT

                          to Purchase Common Stock of

                                 CD RADIO INC.,
                             a Delaware corporation



                            THIS IS TO CERTIFY THAT:

                           [INSERT NAME OF INVESTOR]

                              --------------------

or registered assigns (the "Holder") is entitled to purchase from CD RADIO INC., a Delaware corporation (the "Issuer"), at any time during the Exercise Period (as defined below), a number of Stock Units (as defined below) equal to [INSERT NUMBER], at a purchase price of [confidential portion omitted] per Stock Unit (adjusted as provided below), all on the terms and conditions provided in this warrant (this "Warrant").

                          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED.

                          THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.

                  SECTION 1. CERTAIN DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

                  "Additional Shares of Nonpreferred Stock" means all shares of Nonpreferred Stock issued or issuable by the Issuer after the date of this Warrant, other than the Warrant Stock.

                  "Affiliate" means, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

                  "Appraised Value" means the fair market value of all outstanding Common Stock (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding Warrants and all other options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices less than the Current Market Price), as determined by the Board of Directors in good faith. "Fair market value" is defined for this purpose as the price in a single transaction determined on a going-concern basis that would be agreed upon by the most likely hypothetical buyer for 100% of the equity capital of the Issuer (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding Warrants and all other options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices less than the Current Market Price).

                  "Board of Directors" means either the board of directors of the Issuer or any duly authorized committee of that board.

                  "Business Day" means any day that is not a Saturday or a Sunday or a public holiday or a day on which banks are required or permitted to close under the laws of the State of New York.

                  "Common Stock" means the Issuer's authorized common stock as constituted on the date of original issuance of this Warrant, and any other stock into which such Common Stock may be changed after such date.

                  "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Nonpreferred Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

                  "Current Market Price" per share of Common Stock for the purposes of any provision of this Warrant at the date herein specified, shall be deemed to be the price determined pursuant to the first applicable of the following methods:

                           (i)      If the Common Stock is traded on a national
securities exchange or is traded in the over-the-counter market, the Current Market Price per share of Common Stock shall be deemed to be the average of the daily market prices for five (5) consecutive Business Days commencing five (5) Business Days before such date. The market price for each such Business Day shall be, (a) if the Common Stock is traded on a national securities exchange or the NASDAQ National Market, its last reported sale price on the preceding Business Day on such national securities exchange or the NASDAQ National Market or, if there was no sale on that day, the last reported sale price on such national securities exchange or the NASDAQ National Market on the next preceding Business Day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the CTA Plan (the "CLSRS") or, if the Common Stock is not then eligible for reporting over the CLSRS, its last reported sale price on the preceding Business Day on such national securities exchange or the NASDAQ National Market or, if there was no sale on that day, on the next preceding Business Day on which there was a sale on such exchange or
(b) if the principal market for the Common Stock is the over-the-counter market, but the Common Stock is not then eligible for reporting over the CLSRS, but the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the last sale price reported on NASDAQ on the preceding Business Day or, if the Common Stock is an issue for which last sale prices are not reported on NASDAQ, the closing bid quotation on such day, but, in each of the next preceding two cases, if the relevant NASDAQ price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation.

                           (ii) If the Current Market Price per share of Common
Stock cannot be ascertained by any of the methods set forth in paragraph (i) immediately above, the Current Market Price per share of outstanding Common Stock shall be deemed to be the price equal to the quotient determined by dividing the Appraised Value by the number of shares (including any fractional shares) of Common Stock on a fully-diluted basis as determined in accordance with GAAP.

                  "Current Warrant Price" per share of Common Stock, for the purpose of any provision of this Warrant at the date herein specified, means the amount equal to the quotient resulting from dividing the Exercise Price in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

                  "Effective Date" means the date this Warrant was issued by the Issuer.

                  "Election Notice" has the meaning ascribed to such term in
Section 2 of this Warrant.

                  "Exercise Period" shall mean the period commencing on the Effective Date and expiring upon the date that is [confidential portion omitted] after the Effective Date.

                  "Exercise Price" means the purchase price per Stock Unit as set forth on the first page of this Warrant on the date of original issue of this Warrant and thereafter shall mean such dollar amount as shall result from the adjustments specified in Section 4, if any.

                  "Expiration Date" means the final date of the Exercise Period.

                  "GAAP" means generally accepted accounting principles, consistently applied, as in effect at the time of application to the provisions hereof.

                  "Holder" has the meaning ascribed to such term in the first paragraph of this Warrant.

                  "Holder Indemnified Party" has the meaning ascribed to such term in Section 10.6 of this Warrant.

                  "Investment Agreement" means that certain Preferred Stock Investment Agreement dated as of October 23, 1996, by and among the Issuer and the Investors named therein.

                  "Issuer" has the meaning ascribed to such term in the first paragraph of this Warrant.

                  "Issuer's Business Office" has the meaning ascribed to such term in Section 2 of this Warrant.

                  "Liabilities" has the meaning ascribed to such term in
Section 10.6 of this Warrant.

                  "Nonpreferred Stock" shall mean the Common Stock and shall also include stock of the Issuer of any other class which is not preferred as to dividends or assets over any other class of stock of the Issuer and which is not subject to redemption.

                  "Person" means a corporation, an association, a trust, a partnership, a joint venture, a limited liability company, an organization, a business, an individual, a government or political subdivision thereof, a governmental body or any other legal entity.

                  "Restricted Certificate" shall mean a Warrant bearing the restrictive legend set forth in Section 10.1.

                  "Restricted Securities" shall mean Restricted Stock and Restricted Warrants.

                  "Restricted Stock" shall mean Warrant Stock with respect to a Restricted Warrant or otherwise evidenced by a Restricted Certificate.

                  "Restricted Warrant" shall mean a Warrant evidenced by a Restricted Certificate.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  "SEC" means the Securities and Exchange Commission and any successor agency.

                  "Seller" means a holder of Restricted Securities for which the Issuer shall be required to file a registration statement or which shall be registered under the Securities Act at the request of such holder pursuant to any of the provisions of Section 10. Neither the Issuer nor any of its Affiliates shall be deemed a "Seller" for any purposes of this Warrant.

                  "Stock Unit" shall constitute [confidential portion omitted].

                  "Warrants" shall mean this Warrant and all additional or new warrants issued upon transfer, division or combination of, or in substitution for this Warrant or any such additional or new warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

                  "Warrant Stock" means the shares of Common Stock purchasable by the holder of a Warrant upon the exercise of such Warrant.

                  SECTION 2. EXERCISE OF WARRANT. The Holder may, at any time during the Exercise Period, exercise this Warrant in whole at any time or in part from time to time for the number of Stock Units which such Holder is then entitled to purchase under this Warrant; provided that the Issuer shall not be obligated to honor any request for exercise of this Warrant at any time [confidential portion omitted].

                  [confidential portion omitted].

                  The Holder may exercise this Warrant, in whole or in part, by either of the following methods:

                  (a) The Holder may deliver to the Issuer at its office maintained pursuant to Section 15 ("Issuer's Business Office") for such purpose
(i) a written notice of such Holder's election to exercise this Warrant (an "Election Notice"), which notice shall specify the number of Stock Units to be purchased, (ii) this Warrant and (iii) a sum equal to the Exercise Price therefor in immediately available funds; or

                  (b) The Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the Issuer's Business Office (i) this Warrant and (ii) an Election Notice, which Election Notice shall specify the number of Stock Units to be delivered to such Holder ("Deliverable Units") and the number of Stock Units with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Deliverable Units ("Surrendered Units"); provided that the Exercise Price multiplied by the number of Deliverable Units shall not exceed the value of the Surrendered Units; provided further that the sum of number of Deliverable Units and the number of Surrendered Units so specified shall not exceed the aggregate Stock Units represented by this Warrant. For purposes of this provision, each Stock Unit as to which this Warrant is surrendered will be attributed a value equal to the product of (x) the Current Market Price per share of Common Stock minus the Current Warrant Price per share of Common Stock, multiplied by (y) the number of shares of Common Stock then comprising a Stock Unit.

                  An Election Notice may be in the form of the subscription set out at the end of this Warrant. Upon delivery thereof, the Issuer shall as promptly as practicable, and in any event within two (2) Business Days thereafter, cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

                  The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Election Notice and shall be registered in the name of such Holder or such other name or names as shall be designated in the Election Notice. Such certificate or certificates shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, and shall have rights including, to the extent permitted by law, the right to vote such shares or to consent or to receive notice as a stockholder, as of the time the Election Notice is delivered to the Issuer in accordance with this Section 2(b). If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of said certificate or certificates, deliver to such Holder a new Warrant dated the date of the Election Notice, evidencing the rights of such Holder to purchase Stock Units in an amount equal to the total number of Stock Units represented by this Warrant minus the total number of Deliverable Units and Surrendered Units received upon exercise of this Warrant through the date of such exercise in part, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of such Holder, appropriate notation may be made on this Warrant and this Warrant shall be returned to such Holder.

                  Except as otherwise provided in Section 8, the Issuer shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2, except that, if such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice.

                  All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by the Holder.

                  Except as provided in Section 7, the Issuer will not close its books against the transfer of this Warrant or of any share of Warrant Stock in any manner that interferes with the timely exercise of this Warrant.

                  If any fractional interest in a share of Common Stock would be deliverable upon exercise of this Warrant, the Issuer shall, at its option, either issue fractional shares of Common Stock or pay in cash an amount equal to the Current Market Price of such fractional interest.

                  SECTION 3. TRANSFER, DIVISION AND COMBINATION. Subject to
Section 10, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Issuer to be maintained for such purpose, upon surrender of this Warrant at the Issuer's Business Office, together with a written assignment of this Warrant duly executed by the Holder or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Issuer shall, subject to Section 10, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when this Warrant is assigned in blank (in case the restrictions on transferability in Section 10 shall have been terminated), the Issuer may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Issuer shall not be affected by any notice to the contrary. This Warrant, if properly assigned in compliance with this Section 3 and Section 10, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued.

                  This Warrant may, subject to Section 10, be divided or combined with other Warrants upon presentation at the Issuer's Business Office of the Issuer, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the preceding paragraph and with Section 10, as to any transfer which may be involved in such division or combination, the Issuer shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  The Issuer shall pay all expenses, taxes (except as provided in Section 8) and other charges incurred by the Issuer in the performance of its obligations in connection with the preparation, issue and delivery of Warrants under this Section 3.

                  The Issuer agrees to maintain at the Issuer's Business Office books for the registration and transfer of the Warrants.

                  SECTION 4. ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE. The number of shares of Common Stock comprising a Stock Unit, and the Exercise Price per Stock Unit, shall be subject to adjustment from time to time as set forth in this Section 4 and in Section 5. The Issuer shall not take any action with respect to its Nonpreferred Stock of any class requiring an adjustment pursuant to any of the following Subsections 4.1, 4.2 or 4.7 without at the same time taking like action with respect to its Nonpreferred Stock of each other class; and the Issuer shall not create any class of Nonpreferred Stock which carries any rights to dividends.

                  4.1. Stock Dividends, Subdivisions and Combinations. If at any time or from time to time the Issuer shall:

                  (a) take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Nonpreferred Stock; or

                  (b) subdivide its outstanding shares of Nonpreferred Stock into a larger number of shares of Nonpreferred Stock; or

                  (c) combine its outstanding shares of Nonpreferred Stock into a smaller number of shares of Nonpreferred Stock;

then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive immediately after the happening of such event.

                  4.2. Certain Other Dividends and Distributions. If at any time or from time to time the Issuer shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) cash (other than a cash distribution made as a dividend and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer, to the extent, but only to the extent, that the aggregate of all such dividends paid or declared after the date hereof, does not exceed the consolidated net income of the Issuer earned subsequent to the date hereof determined in accordance with GAAP), or

                  (b) any evidence of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Nonpreferred Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Nonpreferred Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Nonpreferred Stock) or any other securities or property of any nature whatsoever (other than cash that, if distributed, would give rise to an adjustment under Section 4.2(a)) and other than Convertible Securities or Additional Shares of Nonpreferred Stock),

then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record, and (ii) the denominator of which shall be such Current Market Price per share of Common Stock at the date of taking such record minus the portion applicable to one share of Nonpreferred Stock of any such cash so distributable and of the fair value of any and all such evidences of indebtedness, shares of stock, other securities or property, or warrants or other subscription or purchase rights, so distributable. Such fair value shall be determined in good faith by the Board of Directors. A reclassification of the Nonpreferred Stock into shares of Nonpreferred Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Nonpreferred Stock of such shares of such other class of stock within the meaning of this Subsection 4.2 and, if the outstanding shares of Nonpreferred Stock shall be changed into a larger or smaller number of shares of Nonpreferred Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Nonpreferred Stock within the meaning of Subsection 4.1.

                  4.3. Issuance of Additional Shares of Nonpreferred Stock. If at any time or from time to time the Issuer shall (except as provided below) issue, whether in connection with the merger of a corporation into the Issuer or otherwise, any Additional Shares of Nonpreferred Stock for a consideration per share less than the Current Market Price per share of such stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (a) the numerator of which shall be the sum of (i) the number of such Additional Shares of Nonpreferred Stock so issued and (ii) the number of shares of Nonpreferred Stock outstanding immediately prior to such issuance, and (b) the denominator of which shall be the sum of (i) the number of such Additional Shares of Nonpreferred Stock that the aggregate consideration for the total number of such shares of Additional Shares of Nonpreferred Stock would purchase at the Current Market Price per share of Common Stock and (ii) the number of shares of Nonpreferred Stock outstanding immediately prior to such issuance. For purposes of this Subsection 4.3, the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of (i) the date on which the Issuer shall enter into a firm contract for the issuance of such Additional Shares of Nonpreferred Stock, or (ii) the date of actual issuance of such Additional Shares of Nonpreferred Stock. For the purpose of calculations pursuant to this
Section 4.3, Nonpreferred Stock issuable upon conversion of the Preferred Shares (as defined in the Investment Agreement) or upon exercise or conversion of Convertible Securities, warrants, options or other rights outstanding at the time of such calculation (computed based on an assumed exercise or conversion as of the date as to which number of outstanding shares of Nonpreferred Stock is so calculated) for which an adjustment was required to be made, or it has been determined that no adjustment was required to be made, pursuant to Subsection 4.4 or 4.5, shall be deemed to be outstanding at the time of such calculation. The provisions of this Subsection 4.3 shall not apply to any issuance of Additional Shares of Nonpreferred Stock for which an adjustment is provided under Subsection 4.1. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Subsection 4.3 upon the issuance of any Additional Shares of Nonpreferred Stock that are issued pursuant to the exercise of any options, warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made (or it was determined that no adjustment was to be made at the time of issuance) upon the issuance of such options, warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any option, warrant or other right therefor) pursuant to Subsection 4.4 or 4.5. Notwithstanding the foregoing, no adjustment shall be required pursuant to this Subsection 4.3, (1) upon the issuance or conversion of the Preferred Shares (as such term is defined in the Investment Agreement), (2) in connection with the issuance of Additional Shares of Nonpreferred Stock upon the exercise or conversion, in accordance with the terms thereof, of any warrants, options or other rights to subscribe for or purchase such shares, or any Convertible Securities, which were outstanding on [confidential portion omitted], or (3) in connection with the issuance of no more than [confidential portion omitted] (subject to appropriate adjustment for stock splits, stock dividends and similar events) Additional Shares of Nonpreferred Stock (in addition to those permitted in (2) immediately above) in accordance with and pursuant to any employee benefit plan to which employees, directors and/or consultants of the Issuer are entitled to participate, which plan shall have been approved by the stockholders of the Issuer.

                  4.4. Issuance of Warrants, Options or Other Rights. If at any time or from time to time the Issuer shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants, options or other rights to subscribe for or purchase any Additional Shares of Nonpreferred Stock or any Convertible Securities and the consideration per share for which additional shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Subsection 4.3 on the basis that
(i) the maximum number of Additional Shares of Nonpreferred Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date specified in the next following sentence of this Subsection 4.4, (ii) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Issuer for the issuance of such Additional Shares of Nonpreferred Stock pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities and (iii) the consideration per share received by the Issuer for such Additional Shares of Nonpreferred Stock shall be that number determined by dividing (a) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock (determined as set forth in clause (ii) of this sentence) by
(b) the maximum number of Additional Shares of Nonpreferred Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities (determined as set forth in clause (i) of this sentence). For purposes of this Subsection 4.4, the computation date for clause (i) above and as of which the Current Market Price per share of Common Stock shall be computed shall be the earliest of (x) the date on which the Issuer shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any such warrants, options or other rights, (y) the date on which the Issuer shall enter into a firm contract for the issuance of such warrants, options or other rights (or, if such contract specifies that the price will be determined as of a later date, then such later date shall be used for purposes of this Subsection 4.5), and (z) the date of actual issuance of such warrants, options or other rights. Notwithstanding the foregoing, no adjustment shall be required pursuant to this Subsection 4.4, (1) upon the issuance or conversion of the Preferred Shares (as such term is defined in the Investment Agreement), (2) in connection with the issuance of Additional Shares of Nonpreferred Stock upon the exercise or conversion, in accordance with the terms thereof, of any warrants, options or other rights to subscribe for or purchase such shares, or any Convertible Securities, which were outstanding on [confidential portion omitted] and described on Schedule 2.1(c) of the Investment Agreement, or (3) in connection with the issuance of no more than [confidential portion omitted] (subject to appropriate adjustments for stock splits, stock dividends and similar events) Additional Shares of Nonpreferred Stock (in addition to those permitted in (2) immediately above) in accordance with and pursuant to any employee benefit plan to which employees, directors and/or consultants of the Issuer are entitled to participate, which plan shall have been approved by the stockholders of the Issuer.

                  4.5. Issuance of Convertible Securities. (i) If at any time or from time to time the Issuer shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any Convertible Securities and the consideration per share for which Additional Shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Subsection 4.3 on the basis that (1) the maximum number of Additional Shares of Nonpreferred Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the computation date specified in clause (ii) of this Subsection 4.5, (2) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Issuer for the issuance of such Additional Shares of Nonpreferred Stock pursuant to the terms of such Convertible Securities and (3) the consideration per share received by the Issuer for such Additional Shares of Nonpreferred Stock shall be that number determined by dividing (a) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock (determined as set forth in clause (2) of this sentence) by (b) the maximum number of Additional Shares of Nonpreferred Stock necessary to effect the conversion or exchange of all such Convertible Securities (determined as set forth in clause (1) of this sentence).

                  (ii) For purposes of this Subsection 4.5, the computation date for Section 4.5(i) (1) above and as of which the Current Market Price per share of Common Stock shall be computed shall be the earliest of (x) the date on which the Issuer shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any such Convertible securities, (y) the date on which the Issuer shall enter into a firm contract for the issuance of such Convertible Securities (or, if such contract specifies that the price will be determined as of a later date, then such later date shall be used for purposes of this Subsection 4.5), and (z) the date of actual issuance of such Convertible Securities; provided that with respect to any Convertible Security for which the maximum number of Additional Shares of Nonpreferred Stock necessary to effect the conversion of all such Convertible Securities is not determinable at the time of issuance of such Convertible Security, the computation date shall be the earlier of (a) the actual date of conversion and (b) the date of exercise of this Warrant assuming such Convertible Securities are converted on such date on the terms thereof. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Subsection 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Subsection 4.4. Subject to Section 4.6(f), the adjustments made in this Section

4 shall remain in effect regardless of whether any Convertible Securities are converted or any warrants, options or other rights to purchase Additional Shares of Nonpreferred Stock or Convertible Securities are ever exercised.

                  4.6. Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit provided for above in this Section 4:

                  (a) Treasury Stock. The sale or other disposition of any issued shares of Nonpreferred Stock owned or held by or for the account of the Issuer shall be deemed an issuance thereof for purposes of this Section 4.

                  (b) Computation of Consideration. To the extent that any Additional Shares of Nonpreferred Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any Additional Shares of Nonpreferred Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Issuer therefor shall be deemed to be the amount of cash received by the Issuer therefor, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than solely for cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Issuer. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Issuer for issuing such warrants, options or other rights, plus the additional consideration payable to the Issuer upon the exercise of such warrants, options or other rights. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Issuer for issuing any warrants, options or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Nonpreferred Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Nonpreferred Stock, the Issuer shall be deemed to have received for such Additional Shares of Nonpreferred Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (c) When Adjustments to Be Made. The adjustments required by the preceding Subsections of this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment shall be made except pursuant to Subsection 4.1 if it would decrease the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (d) Fractional Interests. In computing adjustments under this Section, fractional interests in Nonpreferred Stock shall be taken into account to the nearest one-thousandth of a share.

                  (e) When Adjustments Not Required. (i) If the Issuer shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to stockholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (ii) No adjustment shall be made for any warrant, option or right granted or adjustment made to any other warrant, option or right which grant or adjustment is triggered solely by an adjustment or exercise of this Warrant.

                  (iii) No adjustment in the number of shares of Common Stock comprising a Stock Unit or the Exercise Price shall be required by this Section 4 if such adjustment either by itself or with other adjustments required by this Section 4 and not previously made would require an increase or decrease of less than 1% in such number or price. Any adjustment representing a change of less than such minimum amount that is so postponed shall be carried forward and made when such adjustment, together with other adjustments required by this
Section 4 and not previously made, would result in an adjustment of 1% or greater of such amount or price.

                  (f) When Readjustments Made. The number of shares of Common Stock comprising a Stock Unit that may be purchased upon exercise of this Warrant shall be readjusted to reflect the expiration of any warrants, options or other rights, except where no adjustment of the number of shares of Common Stock comprising a Stock Unit had previously been made with respect to such expired warrant, option or right.

                  4.7. Merger, Consolidation or Disposition of Assets. In the event the Issuer (1) shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger, or (2) shall permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Nonpreferred Stock shall be changed into or exchanged for other securities of any other Person or cash or any other property, or (3) shall transfer all or substantially all of its properties or assets to any other Person, or (4) shall effect a capital reorganization or reclassification of the Nonpreferred Stock, then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Subsection 4.7, the Holder shall have the right, at the Holder's option, to receive either (i) a reduction of the Exercise Price equal to the amount applicable to the number of shares of Common Stock then comprising a Stock Unit of any such cash and of the fair value of any and all such shares of stock or of other securities or property to be received by or distributed to the holders of Nonpreferred Stock of the Company, or (ii), upon the conversion of all or any part of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, in lieu of the Common Stock issuable upon such conversion prior to such consummation, the other securities, cash and property to which such Holder would have been entitled upon such consummation if such Holder had converted the Warrant immediately prior to such consummation, subject to adjustments (subsequent to such action) as nearly equivalent as possible to the adjustments provided for in this Section 4; provided that option (i) shall be available upon the occurrence of any such event only if the holders of Nonpreferred Stock prior to such event continue to hold Nonpreferred Stock upon the occurrence of such event. Such fair value and such adjustments shall be determined in good faith by the Board of Directors of the Company. Anything contained in this Warrant to the contrary notwithstanding, the Issuer will not effect any of the transactions described in clauses (1) through (4) above unless, prior to the consummation of such transaction, each other Person (other than the Issuer) that may be required to deliver any securities, cash or property upon the conversion of the Warrant shall assume, by written instrument delivered to the Holder, the obligation to deliver to the Holder such Common Stock, securities, cash or property as the Holder may be entitled to receive upon such conversion.

                  The foregoing provisions of this Subsection 4.7 shall similarly apply to successive mergers, consolidations or dispositions. In addition to any other requirements under this Subsection 4.7, the Issuer shall give notice to the Holder of this Warrant of any merger, consolidation or disposition at least thirty (30) days before the occurrence of such merger, consolidation or disposition.

                  4.8. Other Action Affecting Nonpreferred Stock. In case at any time or from time to time the Issuer shall take any action affecting its Nonpreferred Stock, other than an action described in any of the foregoing Subsections 4.1 to 4.8, inclusive, then, unless in the opinion of the Holder such action will not have a materially adverse effect upon the rights of the Holder, the number of shares of Common Stock comprising a Stock Unit shall be adjusted in such manner and at such time as the Issuer and the holders of warrants exercisable for a majority of the Stock Units then issuable upon the exercise of all warrants issued to the Investors (as defined in the Investment Agreement) may in good faith agree to be equitable in the circumstances. If the Issuer and such holders cannot agree upon a manner of adjustment, such adjustment will be made in the manner determined by the Board of Directors in good faith.

                  SECTION 5.  NOTICE TO WARRANT HOLDERS.

                  5.1. Notice of Adjustment of Stock Unit or Exercise Price. Whenever the number of shares of Common Stock comprising a Stock Unit, or the price at which a Stock Unit may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Issuer shall obtain a certificate signed by Coopers and Lybrand, another "Big Six" accounting firm or independent accountants selected by the Issuer and acceptable to the holders of warrants exercisable for a majority of the Stock Units then issuable upon the exercise of all warrants issued to the Investors (as defined in the Investment Agreement), setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a statement of the fair value, as determined by the Board of Directors of the Issuer or by appraisal (if applicable), of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2, Section 4.6(b) or Section 4.7) and specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to Section 4.7) describing the number and kind of any other shares of stock comprising a Stock Unit, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Issuer shall promptly, and in any case within 10 Business Days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each holder of a Warrant in accordance with Section 16. The Issuer shall keep at the Issuer's Business Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder.

                  5.2. Notice of Certain Corporate Action. If the Issuer shall propose (a) to pay any dividend payable in stock of any class to the holders of its Nonpreferred Stock or to make any other distribution to the holders of its Nonpreferred Stock (other than a cash dividend for which no adjustment is required under Section 4.2), or (b) to offer to the holders of its Nonpreferred Stock rights to subscribe for or to purchase any Additional Shares of Nonpreferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Nonpreferred Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Nonpreferred Stock), or (d) to effect any capital reorganization, or (e) to effect any consolidation, merger, sale, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Issuer, then in each such case, the Issuer shall deliver to each holder of a Warrant, in accordance with Section 16, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Nonpreferred Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so delivered in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Nonpreferred Stock for purposes of such action, and in the case of any other such action, at least thirty (30) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Nonpreferred Stock, whichever shall be the earlier.

                  5.3. Notice of Expiration Date. The Issuer shall deliver to each holder of a Warrant notice of the Expiration Date. Such notice may be delivered by the Issuer not less than thirty (30) days but not more than sixty
(60) days prior to the then existing Expiration Date. Failure to timely deliver such notice shall extend the Expiration Date to a date that is the later of (i) the Expiration Date or (ii) the date occurring thirty days after the date such notice is delivered.

                  SECTION 6. RESERVATION AND AUTHORIZATION OF COMMON STOCK. The Issuer shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant and all warrants issued to the Investors (as defined in the Investment Agreement) and the conversion of the Preferred Shares (as defined in the Investment Agreement), [confidential portion omitted]. All shares of Common Stock which shall be issued upon exercise of this Warrant or upon such conversion, as the case may be, shall be duly and validly issued and fully-paid and nonassessable.

                  Before taking any action that would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully-paid and nonassessable shares of ordinary Common Stock at such adjusted Current Warrant Price.

                  Before taking any action that would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Current Warrant Price per share of Common Stock, the Issuer shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  SECTION 7. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Issuer to the holders of its Nonpreferred Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, the Issuer will in each such case take such a record as of the close of business on a Business Day. The Issuer will not at any time, except upon dissolution, liquidation or winding up, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  SECTION 8. TRANSFER TAXES. The Issuer will pay any and all transfer taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on exercise of this Warrant. The Issuer shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which this warrant is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Issuer the amount of any such tax, or has established, to the satisfaction of the Issuer, that such tax has been paid.

                  SECTION 9. NO VOTING RIGHTS. Except as expressly provided in this Warrant, this Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Issuer.

                  SECTION 10. RESTRICTIONS ON EXERCISE AND TRANSFERABILITY. The Restricted Securities shall not be transferable except upon the conditions specified in this Section 10; provided that, notwithstanding any other provisions of this Section 10, the Holder (and each other person mentioned below in this clause) shall have the right to transfer any Restricted Securities to any Affiliate of such Holder, in each case free of the restrictions on transfer imposed by this Section 10 other than the requirement as to the legending of the certificates for such Restricted Securities specified in Section 10.1. Each such transferee shall be subject to the same transfer restrictions imposed on the Warrant holder by this Agreement. The Warrant Stock has not been registered under the Securities Act or registered or qualified under the securities laws of any state, and this Warrant may not be exercised unless the exercise of the Warrant does not require registration or qualification under state or federal securities laws or unless the transaction is registered or qualified as required. No holder of this Warrant that did not purchase this Warrant directly from the Issuer shall be permitted to exercise this Warrant unless such holder shall provide, if requested by the Issuer, an opinion of counsel to such holder (in form and substance satisfactory to the Issuer and its counsel) to the effect that such exercise may be accomplished without such registration or qualification or that such registration or qualification has occurred.

                  10.1. Restrictive Legend. Unless and until otherwise permitted by this Section 10, each certificate for Warrants issued under this Agreement, each certificate for any Warrants issued to any subsequent transferee of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED.

                  In addition, each certificate for Warrants issued under this Agreement and each certificate for any Warrants issued to any subsequent transferee of any such certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED
OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.

                  In addition, each certificate for Warrants issued to any subsequent transferee of any such certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THIS WARRANT MAY NOT BE EXERCISED UNLESS SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS SUCH TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED.

                  The Issuer agrees to issue any shares of Common Stock issuable upon exercise of Warrants without any legend that indicates a restriction on transferability at such times as (i) the holder thereof is permitted to dispose of such shares of Common Stock pursuant to Rule 144(k) under the Securities Act, (ii) such shares of Common Stock are sold to a purchaser or purchasers who in the opinion of counsel to the seller or such purchaser, in form and substance reasonably satisfactory to the Issuer and its counsel) are able to dispose of such shares publicly without registration under the Securities Act, or (iii) such shares of Common Stock are registered under the Securities Act; provided in the case of (iii), that the holder of such shares of Common Stock or the recipient upon such conversion or exercise represents to the Issuer that such holder will only sell such shares, if at all, pursuant to the plan of distribution described in an effective registration statement.

                  10.2. Proposed Transfers. No transfer of any Restricted Securities, other than a transfer covered by the proviso contained in the introductory paragraph to this Section 10, may be made unless the proposed transfer does not require registration under the Securities Act, or unless the proposed transfer is registered as required. The Issuer may require an opinion of counsel of such transferring holder (which counsel shall be reasonably satisfactory to the Issuer) to the effect that such proposed transfer may be effected without registration under the Securities Act. Each certificate evidencing the Restricted Securities thus to be transferred (and each certificate evidencing any untransferred balance of the Restricted Securities evidenced by such Restricted Certificate) shall bear the restrictive legend set forth in Subsection 10.1, unless in the opinion of the Issuer or the opinion of such counsel, if requested, pursuant to Rule 144(k) of the Securities Act, such legend is not required in order to ensure compliance with the Securities Act.

                  10.3. Demand Registration. Subject to the limitations contained in Section 10.7, at any time after the earlier of the date that is
(i) [confidential portion omitted] after the Qualifying Offering (as defined in the Investment Agreement) or (ii) [confidential portion omitted] if the Qualifying Offering has not occurred by such date, the Issuer shall be requested by holders of warrants exercisable for a majority of the Stock Units then issuable upon the exercise of all warrants issued to the Investors (as defined in the Investment Agreement) to effect the registration of any of its Restricted Securities under the Securities Act, the Issuer shall promptly give written notice of such proposed registration to all holders of outstanding Restricted Securities and thereupon shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act by filing pursuant to Rule 415 of the Securities Act a "shelf" registration statement on Form S-3 (or, if the staff at the SEC takes the position that Form S-3 is not available and holders of warrants exercisable for a majority of the Stock Units then issuable upon the exercise of all warrants issued to the Investors so request, on Form S-1) covering all Restricted Securities, the holder or holders of which shall have made written request to the Issuer for registration thereof within 30 days after the giving of such written notice by the Issuer, all to the extent required to permit the disposition (in accordance with the intended methods thereof, as aforesaid) by the prospective Seller or Sellers of the Restricted Securities so registered; provided, that if Form S-3 is not available, the Issuer shall notify the holders of warrants in writing of such fact, which notice shall set forth the reasons therefor and the holders' right to request registration on Form S-1. Any registration statement filed on Form S-1 shall be maintained by the Issuer for a period of [confidential portion omitted] and, if not so maintained shall not be deemed to count against the number of effective registration statements pursuant to this Section 10.3 permitted to be made by holders pursuant to Section 10.7. Upon the Issuer's request, the holder or holders making a request for registration shall promptly provide the Issuer with description of the intended method of disposition of such securities by the prospective Seller or Sellers. Sellers holding warrants exercisable for a majority of the Stock Units then issuable upon the exercise of all warrants issued to investors subject to such registration shall have the right to select the managing underwriter or underwriters for the offering of such Restricted Securities.

                  In the case of an underwritten public offering of Restricted Securities to be so registered, if the managing underwriter advises that the number of securities to be so registered is too large a number to be reasonably sold, the number of such securities sought to be registered by each Seller shall be reduced, pro rata in proportion to the number of securities sought to be registered by all Sellers, to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter.

                  From and after the date of this Agreement, the Issuer shall not, nor shall it allow the holders of any securities of the Issuer to, include any of their securities in any registration statement filed by the Issuer pursuant to this Section 10 unless such inclusion will not reduce the amount of the Restricted Stock included therein.

                  10.4. Piggyback Registration. If the Issuer at any time proposes to register any shares of Common Stock or warrants to purchase Common Stock under the Securities Act on Form S-1, S-2 or S-3 or the equivalent (otherwise than pursuant to Subsection 10.3), whether of its own accord or at the request of any holder or holders of such securities, it shall each such time give written notice to all holders of outstanding Restricted Securities of its intention so to do.

                  Upon the written request of a holder or holders of any such Restricted Securities given within 30 days after receipt of any such notice, the Issuer shall use its best efforts to cause all Restricted Securities, the holder or holders of which shall have so requested registration thereof, to be registered under the Securities Act pursuant to such registration statement, all to the extent required to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the prospective Seller or Sellers of the Restricted Securities so registered; provided, however, that the Issuer shall not be obligated to include any Restricted Securities in the registration statement with respect to the Qualifying Offering (as defined in the Investment Agreement). Upon the Issuer's request, the holder or holders making a request for registration shall promptly provide the Issuer with a description of the intended method of disposition of such securities by the prospective Seller or Sellers.

                  If the managing underwriter for the respective offering advises the Issuer in writing that the inclusion in such registration of some or all of the Restricted Securities sought to be registered by the Seller or Sellers in its opinion shall cause the proceeds or the price per unit the Issuer or the requesting or demanding holder of securities shall derive from such registration to be reduced or that the number of securities to be registered at the instance of the Issuer or such requesting or demanding holder plus the number of securities sought to be registered by the Sellers is too large a number to be reasonably sold, the number of shares of Restricted Securities shall be reduced pro rata, along with the securities sought to be registered by any other holder or holders of Common Stock (other than any holder exercising a demand registration right), to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter.

                  The Issuer shall not grant to any Person at any time on or after the Effective Date a "piggyback" right to request the Issuer to register any securities of the Issuer under the Securities Act unless such right provides that if the managing underwriter for the respective Sellers believes that sale of such securities would adversely affect the amount of, or price at which, the respective Restricted Securities being registered under this Section
10.4 can be sold, then, the amount of such securities that may be registered and sold shall be reduced pro rata with the Restricted Securities in accordance with the immediately preceding paragraph.

                  In the case of an underwritten public offering of Common Stock by the Company, each Seller, if requested by the managing underwriter, shall agree to exercise its rights pursuant to this Section 10.4 only through participation in such underwritten public offering.

                  10.5. Registration Procedures. (a) If and whenever the Issuer is required by the provisions of this Section 10 to use its best efforts to effect the registration of any of the Restricted Securities under the Securities Act, the Issuer shall (except as otherwise provided in this Warrant), as expeditiously as possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Warrant Stock and use its best efforts to cause such registration to become effective as provided in Subsection 10.3 or 10.4, and upon the request of any holder of Warrant Stock keep such registration statement effective for so long as any holder of Restricted Securities desires to dispose of the securities covered by such registration statement (or, in the case of a filing on Form S-1, [confidential portion omitted]), or, if earlier, until such Warrant Stock may be sold under Rule 144(k) (provided that the Issuer's transfer agent has accepted an instruction from the Issuer to such effect). The Issuer may suspend or delay the effectiveness of a registration statement with respect to such Warrant Stock or the use of any prospectus used in connection with any such registration effected pursuant to this subsection
(i) only in the event, and for such period of time (not to exceed [confidential portion omitted]) as, such a suspension as the Issuer concludes in its reasonable judgment is required by applicable securities laws or the rules and regulations of the Securities and Exchange Commission. The Issuer shall use its best efforts to cause such suspension to terminate at the earliest possible date; provided that the Issuer shall be permitted to maintain such suspension if, and only for so long as, the Board of Directors of the Issuer shall, in good faith, determine that failure to maintain such suspension is reasonably likely to be seriously detrimental (excluding detriment resulting from the price of the Common Stock or the exercise of this Warrant) to the Issuer or would interfere with a material transaction that the Issuer is then contemplating.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and notify the holders of Restricted Securities of the filing and effectiveness of such registration statement and any amendments or supplements.

                  (iii) Furnish to each holder of Restricted Securities such numbers of copies of a current prospectus conforming with the requirements of the Securities Act, copies of the registration statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such holder of Restricted Securities may reasonably require in order to facilitate the disposition of Warrant Stock owned by such holder of Restricted Securities.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Restricted Securities, provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (v) Notify each holder of Restricted Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts promptly to update and/or correct such prospectus.

                  (vi) In connection with an underwritten offering, furnish, at the request of any holder of Restricted Securities, (1) an opinion of counsel of the Issuer, dated the closing date of the offering statement, in form and substance reasonably satisfactory to such holder and its counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Issuer in connection with the authorization, issuance and registration thereof, and (2) if such registration is made in connection with an underwritten public offering, a letter or letters of the Issuer's independent public accountants in form and substance reasonably satisfactory to the holder, such holder's lead underwriter and their respective counsel.

                  (vii) Use its best efforts to list the Warrant Stock covered by such registration statement with any securities exchange or market on which the Common Stock is then listed.

                  (viii) Make available for inspection by the holder of Restricted Securities, upon request, all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to reporting requirements under the Securities Exchange Act of 1934, as amended, including material filed pursuant to Section 13(a) or 15(d) and filed subsequent to the Effective Date and require the Issuer's officers, directors and employees to supply all information reasonably requested by any holder of Restricted Securities in connection with such registration statement.

                  (ix) Permit an offering made pursuant to a registration made at the request of requisite holders under Section 10.3 to be underwritten by an underwriter of recognized national standing and enter into such agreements with such underwriter (including agreements to indemnify) and cause delivery of such legal opinions and letters of independent public accountants as is customary in underwritten public offerings in accordance with clause (vi), in each case, at the Issuer's expense.

                  (b) Each Seller will furnish to the Issuer in connection with any registration under this Section 10 such information regarding itself, the Restricted Stock and other securities of the Issuer held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Restricted Stock held by such Seller. The intended method of disposition (Plan of Distribution) of such securities as so provided by any such holder shall be included without alteration in the registration statement covering the Restricted Stock and shall not be changed without the written consent of such holder.

                  10.6. Indemnification. (a) The Issuer shall indemnify, defend and hold harmless each Seller and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Act) (each, a "Holder Indemnified Party") from and against, and shall reimburse such Holder Indemnified Party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such Holder Indemnified Party may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Issuer shall not be liable with respect to any Seller in any such case to the extent that any such liability arises out of or is based upon an untrue statement or omission so made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in strict conformity with written information furnished in an instrument duly executed by such Seller specifically for use in the registration statement; provided further, that the Issuer shall not be liable with respect to any Seller in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission made in any preliminary prospectus if (i) such Seller under an obligation to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Restricted Stock to the person asserting such Liability who purchased such Restricted Stock that are the subject thereof from such Seller failed to do so and (ii) the prospectus would have completely corrected such untrue statement or omission and if, having previously been furnished by or on behalf of the Issuer with copies of the prospectus so correcting such untrue statement or omission and having been obligated to deliver such prospectus, such

Seller thereafter failed to deliver such prospectus prior to or concurrently with the sale of Restricted Stock to the person asserting such Liability who purchased such Restricted Stock that is the subject thereof from such Seller; and provided further, that the Issuer shall not be liable with respect to any Seller in any such case to the extent that any Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of the Issuer with copies of the prospectuses so amended or supplemented and having been obligated to deliver such prospectuses, such Seller thereafter failed to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of Restricted Stock to the person asserting such Liability who purchased such Restricted Stock that is the subject thereof from such Seller.

                  (b) In the event of any registration under the Securities Act of Restricted Stock pursuant to Section 10, each Seller hereby severally agrees to indemnify, defend and hold harmless the Issuer, and its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Act) (each, an "Issuer Indemnified Party") from and against, and shall reimburse such the Issuer Indemnified Party with respect to, any and all Liabilities to which such the Issuer Indemnified Party may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that such holders will be liable in any such case to the extent, and only to the extent, that any such liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in strict conformity with written information furnished in an instrument duly executed by such holder specifically for use in the preparation thereof; provided further that in no case shall any such holder be liable in any such case in an amount in excess of the net proceeds received by such holder upon the sale of Restricted Stock pursuant to such registration statement, prospectus or amendment or supplement thereto.

                  (c) (i) Promptly after receipt by any Holder Indemnified Party of notice of the commencement of any action, such Holder Indemnified Party shall, if a claim in respect thereof is to be made against the Issuer hereunder, notify the Issuer in writing thereof but the omission so to notify the Issuer shall not relieve the Issuer from any Liability that it may have to the Holder Indemnified Party other than under this section and shall only relieve it from any Liability that it may have to the Holder Indemnified Party under this section if and to the extent the Issuer is actually prejudiced by such omission. In case any such action shall be brought against any Holder Indemnified Party and such Holder Indemnified Party shall notify the Issuer of the commencement thereof, the Issuer shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Holder Indemnified Party, and, after notice from such Seller to the Holder Indemnified Party of its election so to assume and undertake the defense such Seller shall not be liable to the Holder Indemnified Party under this section for any legal expenses subsequently incurred by the Holder Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the Issuer and such Holder Indemnified Party and the Holder Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the Issuer or if the interests of the Holder Indemnified Party reasonably may be deemed to conflict with the interests of the Issuer, the Holder Indemnified Party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the Issuer as incurred. In clarification of the foregoing, the Issuer shall pay the reasonable expenses and fees of one separate counsel whose selection is approved by the largest group of similarly situated Holder Indemnified Parties as measured by the aggregate par value of such Restricted Stock owned by such group. Any Holder Indemnified Party who chooses not to be represented by the foregoing separate counsel shall be entitled, at its own expense, to be represented by counsel of its own selection.

                  (ii) Promptly after receipt by any Issuer Indemnified Party of notice of the commencement of any action, such Issuer Indemnified Party shall, if a claim in respect thereof is to be made against any Seller hereunder, notify such Seller in writing thereof but the omission so to notify such Seller shall not relieve such Seller from any Liability that it may have to the Issuer Indemnified Party other than under this section and shall only relieve it from any Liability that it may have to the Issuer Indemnified Party under this section if and to the extent such Seller is actually prejudiced by such omission. In case any such action shall be brought against any Issuer Indemnified Party and such Issuer Indemnified Party shall notify Seller of the commencement thereof, such Seller shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Issuer Indemnified Party, and, after notice from such Seller to the Issuer Indemnified Party of its election so to assume and undertake the defense such Seller shall not be liable to the Issuer Indemnified Party under this section for any legal expenses subsequently incurred by the Issuer Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the Sellers and such Issuer Indemnified Party and the Issuer Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the Sellers or if the interests of the Issuer Indemnified Party reasonably may be deemed to conflict with the interests of the Sellers, the Issuer Indemnified Party together with all other defendant Issuer Indemnified Parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by such Sellers as incurred.

                  10.7. Expenses; Limitations on Registration. (a) With respect to the inclusion of Restricted Stock in a registration statement pursuant to
Section 10, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Issuer; provided, however, that any securityholders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred by them in connection with such registration.

                  (b) The fees, costs and expenses of registration to be borne by the Issuer as provided in this Section 10 shall include, without limitation, all registration, filing and NASD fees, listing fees, printing expenses, fees and disbursements of counsel and accountants for the Issuer, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Subject to appropriate agreements as to confidentiality, the Issuer shall make available to counsel for the Sellers its documents and personnel for due diligence purposes. Except as otherwise provided herein, fees and disbursements of counsel and accountants for the selling securityholders shall be borne by the respective selling securityholders.

                  (c) The holders of all Restricted Securities shall be entitled to an aggregate of [confidential portion omitted] effective registrations pursuant to requests made under Section 10.3 and an unlimited number of registrations pursuant to requests made under Section 10.4; provided that any such registration request made by the requisite number of holders which request shall be withdrawn (other than by reason of the Company's failure to perform its obligations hereunder) by the holders of a majority in number of shares evidenced or covered by the Restricted Securities sought to be so registered, after the respective registration statement shall have become effective, shall be treated as an "effective" registration for purposes of this Warrant.

                  (d) Notwithstanding the rights of the holders pursuant to Sections 10.3 and 10.4, the Issuer shall have no obligation to effect a registration for any securities that are eligible for resale pursuant to Rule 144(k) under the Securities Act, provided that the Issuer's transfer agent has accepted an instruction from the Company specifying that such securities are eligible for sale without restriction pursuant to Rule 144(k).

                  SECTION 11. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of the Warrant Stock or as a stockholder of the Issuer, whether such liability is asserted by the Issuer or by creditors of the Issuer.

                  SECTION 12. LOSS, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer (the original Warrant holder's or any other institutional Warrant holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such original or institutional holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                  SECTION 13. FURNISH INFORMATION. The Issuer agrees that it shall deliver to the Holder promptly after their becoming available copies of all financial statements, reports and proxy statements that the Issuer shall have sent to its stockholders generally.

                  SECTION 14. AMENDMENTS; LIKE TREATMENT OF HOLDERS OF WARRANTS. The terms of this Warrant and all other warrants issued to Investors (as defined in the Investment Agreement) may be amended, and the observance of any term therein may be waived, but only with the written consent of the holders of warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding warrants issued to Investors, provided that no such action may change the number of shares of stock comprising a Stock Unit or the Exercise Price, without the written consent of the holders of warrants evidencing [confidential portion omitted] in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding warrants. For the purposes of determining whether the holders of outstanding warrants issued to Investors entitled to purchase a requisite number of Stock Units at any time have taken any action authorized by this Warrant, any warrants owned by the Issuer or any Affiliate of the Issuer (other than an institutional investor which may be deemed an Affiliate solely by reason of the ownership of warrants) shall be deemed not to be outstanding. Neither the Issuer nor any of its subsidiaries shall, directly or indirectly, pay or cause to the paid any consideration, whether by way of interest, fee or otherwise, to any holder of warrants issued to Investors for, or as an inducement to any consent, waiver or amendment of any terms or provisions of such warrants issued to Investors unless such consideration is offered to be paid to or agreed to be paid to all such holders which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement. Neither the Issuer nor any of its subsidiaries shall, directly or indirectly, redeem or repurchase any warrants issued to Investors unless such offer of redemption or repurchase is made pro rata to all holders of such warrants on identical terms.

                  SECTION 15. OFFICE OF THE ISSUER. So long as this Warrant remains outstanding, the Issuer shall maintain an office in the City of New York where this Warrant may be presented for exercise, transfer, division or combination as provided in this Warrant. Such office shall be at[___________________ _____________________________________________],
Attention: [__________], unless and until the Issuer shall designate and maintain some other office for such purposes and deliver written notice thereof to the holders of all outstanding Warrants.

                  SECTION 16. NOTICES GENERALLY. Except as otherwise provided in this Warrant, any notice or other communication required or permitted to be given under this Warrant shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid addressed to such address or upon actual receipt of such mailing, whichever shall first occur, to any holder of a Warrant at its last known address appearing on the books of the Issuer, or, except as herein otherwise expressly provided, to the Issuer at its principal executive office, CD Radio Inc., Sixth Floor, 1001 22nd Street N.W., Washington, D.C. 20037; Facsimile (202) 296-6265; Attention: David Margolese, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

                  SECTION 17. SUCCESSORS AND ASSIGNS. This Warrant shall bind and inure to the benefit of an be enforceable by the parties to this Warrant and their respective successors and assigns, and, without limiting the generality of the foregoing, shall inure to the benefit of and be enforceable by each Person who shall from time to time be the Holder of this Warrant.

                  SECTION 18. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the such state's principles of conflict of laws.

                  SECTION 19. NO WAIVER; CUMULATIVE REMEDIES. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement of this Agreement, nor shall any delay or omission of any party to exercise any right under this Agreement in any manner impair the exercise of any such right accruing to it after such waiver. The rights, remedies, powers and privileges provided in this Warrant are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  SECTION 20. SPECIFIC PERFORMANCE AND COUNSEL FEES. The Issuer and the Holder agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Holder shall be entitled to an injunction or injunctions to prevent breaches of this Warrant and to enforce specifically the terms and provisions of this Warrant in any court of the United States or any state of the United States having jurisdiction, this being in addition to any other remedy to which it may be entitled at law or in equity. In addition, in the event the Holder is required to enforce the terms and provisions of this Warrant and is successful in doing so, it shall be reimbursed by the Issuer for all costs and expenses, including legal fees, which it may incur in bringing such legal proceeding.

                  SECTION 21. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

                  IN WITNESS WHEREOF, the Issuer has caused this warrant to be signed in its name by its President or a Vice President.

Dated:         , 1996
       --------
                                         CD RADIO INC., a
                                         Delaware corporation


                                         By:
                                            -----------------------------
                                             Name:
                                             Title:

                               SUBSCRIPTION FORM

                 (to be executed only upon exercise of Warrant)


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Stock Units of CD RADIO INC., a Delaware corporation, purchasable with this Warrant, and [herewith makes payment therefor in the amount of $________ ,] [hereby tenders _________ Stock Units as payment therefor,] all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock of CD Radio Inc. hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________________________________ whose address is ________________________
__________________________ and, if such Stock Units shall not include all of the Stock Units issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Stock Units issuable thereunder (less any Stock Units used for payment of the Exercise Price) be delivered to the undersigned.

Dated:


                            -----------------------------------------------
                            (Signature of Registered owner)


                            -----------------------------------------------
                            (Street Address)


                            -----------------------------------------------
                            (City)            (State)            (Zip Code)

                                ASSIGNMENT FORM


                  FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Stock Units set forth below:

                                                            No. of Stock
         Name and Address of Assignee                           Units
         ----------------------------                       ------------




and does hereby irrevocably constitute and appoint ____________________ Attorney to make sure transfer on the books of CD RADIO INC., a Delaware corporation, maintained for such purpose, with full power of substitution in the premises.


Dated:

                                          -----------------------------
                                          Signature



                                          -----------------------------
                                          Witness

NOTICE: The signature to the assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or any change whatever.

                  The signature to this assignment must be guaranteed by a bank or trust company having an office or correspondent in Los Angeles, California, or New York, New York, or by a firm having membership on the New York Stock Exchange.



                                      -i-